UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04363

AMERICAN CENTURY GOVERNMENT INCOME TRUST
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	03-31

Date of reporting period:	03-31-2020

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

March 31, 2020

Capital Preservation Fund
Investor Class (CPFXX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional insights, please visit americancentury.com.

Virus Outbreak Abruptly Altered Economic, Market Backdrops

Through most of the period, market sentiment was upbeat, partly due to accommodative Federal Reserve (Fed) policy and modest inflation. Improving economic and corporate earnings data and a phase 1 U.S.-China trade deal also helped boost growth outlooks. Against this backdrop, key U.S. stock benchmarks rose to record highs by mid-February, and U.S. bonds continued to advance.

However, beginning in late February, unprecedented social and economic turmoil emerged and reversed the positive trajectory. The COVID-19 epidemic originating in China rapidly spread throughout the world, forcing stay-at-home orders and industry-wide shutdowns. U.S. stocks, corporate bonds and other riskier assets sold off sharply, while U.S. Treasuries rallied in the global flight to quality. The Fed stepped in quickly and aggressively, slashing interest rates to near 0% and enacting massive lending and asset-purchase programs to stabilize the financial system.

The swift and severe sell-off erased the strong stock market gains realized earlier in the period and left key benchmarks with losses for the 12 months. Reflecting their defensive characteristics, high-quality U.S. bonds withstood the turmoil and delivered solid returns for the 12-month period.

Promoting Health and Safety Remains Our Focus

While the market impact of COVID-19 has been severe, reducing the human toll is most important. We are monitoring the situation closely and following guidelines and protocols from all relevant authorities. Our firm has activated a comprehensive Pandemic Response Plan, which includes social distancing and work-from-home mandates, travel restrictions and escalated cleaning regimens at all our facilities. We’ve also launched a Business Continuity Plan to maintain regular business operations and ensure delivery of outstanding service.

We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we are confident we will meet today’s challenges. In the meantime, the health and safety of you, your family and our employees remain a top priority.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

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Performance

Total Returns as of March 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	CPFXX	1.49%	0.76%	0.38%	10/13/72
Fund returns would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	0.48%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The 7-day current yield more closely reflects the current earnings of the fund than the total return.

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Fund Characteristics

MARCH 31, 2020
Yields
7-Day Current Yield	0.20%
7-Day Effective Yield	0.20%

Portfolio at a Glance
Weighted Average Maturity	54 days
Weighted Average Life	93 days

Portfolio Composition by Maturity	% of fund investments
1-30 days	46%
31-90 days	26%
91-180 days	23%
More than 180 days	5%

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period(1) 10/1/19 - 3/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,005.70	$2.41	0.48%
Hypothetical
Investor Class	$1,000	$1,022.60	$2.43	0.48%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

6

Schedule of Investments

MARCH 31, 2020

	Principal Amount	Value
U.S. TREASURY BILLS(1) — 49.5%
U.S. Treasury Bills, 0.58%, 4/7/20	$200,000,000	$199,980,967
U.S. Treasury Bills, 1.73%, 4/9/20	50,000,000	49,981,222
U.S. Treasury Bills, 0.02%, 4/21/20	75,000,000	74,999,375
U.S. Treasury Bills, 0.00%, 4/28/20	28,740,000	28,740,000
U.S. Treasury Bills, 1.56%, 4/30/20	80,000,000	79,901,400
U.S. Treasury Bills, 0.50%, 5/5/20	100,000,000	99,953,722
U.S. Treasury Bills, 0.84%, 5/5/20	100,000,000	99,922,556
U.S. Treasury Bills, 0.03%, 5/7/20	50,000,000	49,998,750
U.S. Treasury Bills, 0.00%, 5/14/20	50,000,000	49,995,333
U.S. Treasury Bills, 0.01%, 5/26/20	46,180,000	46,180,000
U.S. Treasury Bills, 0.03%, 6/11/20	37,000,000	36,997,811
U.S. Treasury Bills, 0.40%, 6/11/20	100,000,000	99,923,083
U.S. Treasury Bills, 0.56%, 7/16/20	75,000,000	74,878,542
U.S. Treasury Bills, 1.11%, 7/23/20	35,000,000	34,880,196
U.S. Treasury Cash Management Bill, 0.00%, 6/9/20	50,000,000	49,993,292
TOTAL U.S. TREASURY BILLS		1,076,326,249
U.S. TREASURY NOTES(1) — 48.2%
U.S. Treasury Notes, 1.50%, 4/15/20	20,000,000	20,011,005
U.S. Treasury Notes, 1.38%, 4/30/20	50,000,000	49,991,582
U.S. Treasury Notes, 1.38%, 5/31/20	15,000,000	15,032,791
U.S. Treasury Notes, 1.50%, 5/31/20	33,400,000	33,395,702
U.S. Treasury Notes, 1.63%, 6/30/20	75,000,000	75,286,711
U.S. Treasury Notes, 2.50%, 6/30/20	25,000,000	25,152,950
U.S. Treasury Notes, 1.63%, 7/31/20	75,000,000	75,287,845
U.S. Treasury Notes, 2.00%, 7/31/20	100,000,000	100,147,407
U.S. Treasury Notes, 1.69%, 8/15/20	20,000,000	19,875,854
U.S. Treasury Notes, 2.63%, 8/15/20	100,000,000	100,380,987
U.S. Treasury Notes, 1.38%, 9/15/20	5,000,000	4,994,359
U.S. Treasury Notes, 1.38%, 9/30/20	50,000,000	50,230,097
U.S. Treasury Notes, 2.75%, 9/30/20	35,000,000	35,192,985
U.S. Treasury Notes, 1.38%, 10/31/20	25,000,000	25,184,286
U.S. Treasury Notes, 2.75%, 11/30/20	5,000,000	5,037,258
U.S. Treasury Notes, VRN, 0.12%, (3-month USBMMY plus 0.03%), 4/30/20	70,000,000	69,998,627
U.S. Treasury Notes, VRN, 0.13%, (3-month USBMMY plus 0.04%), 7/31/20	113,398,000	113,395,721
U.S. Treasury Notes, VRN, 0.13%, (3-month USBMMY plus 0.05%), 10/31/20	121,000,000	120,960,459
U.S. Treasury Notes, VRN, 0.20%, (3-month USBMMY plus 0.12%), 1/31/21	50,000,000	49,979,003
U.S. Treasury Notes, VRN, 0.22%, (3-month USBMMY plus 0.14%), 4/30/21	30,000,000	30,029,209
U.S. Treasury Notes, VRN, 0.31%, (3-month USBMMY plus 0.22%), 7/31/21	10,000,000	9,990,714

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	Principal Amount	Value
U.S. Treasury Notes, VRN, 0.24%, (3-month USBMMY plus 0.15%), 1/31/22	$20,000,000	$19,966,207
TOTAL U.S. TREASURY NOTES		1,049,521,759
TOTAL INVESTMENT SECURITIES — 97.7%		2,125,848,008
OTHER ASSETS AND LIABILITIES — 2.3%		48,978,985
TOTAL NET ASSETS — 100.0%		$2,174,826,993

NOTES TO SCHEDULE OF INVESTMENTS
USBMMY	-	U.S. Treasury Bill Money Market Yield
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

(1)	The rates for U.S. Treasury Bills are the yield to maturity at purchase. The rates for U.S. Treasury Notes are the stated coupon rates.

See Notes to Financial Statements.

8

Statement of Assets and Liabilities

MARCH 31, 2020
Assets
Investment securities, at value (amortized cost and cost for federal income tax purposes)	$2,125,848,008
Cash	46,852,733
Receivable for investments sold	99,999,486
Receivable for capital shares sold	1,461,691
Interest receivable	2,965,285
2,277,127,203

Liabilities
Payable for investments purchased	99,988,625
Payable for capital shares redeemed	1,457,476
Accrued management fees	845,564
Dividends payable	8,545
102,300,210

Net Assets	$2,174,826,993

Investor Class Capital Shares
Shares outstanding (unlimited number of shares authorized)	2,174,823,599

Net Asset Value Per Share	$1.00

Net Assets Consist of:
Capital paid in	$2,174,826,489
Distributable earnings	504
$2,174,826,993

See Notes to Financial Statements.

9

Statement of Operations

YEAR ENDED MARCH 31, 2020
Investment Income (Loss)
Income:
Interest	$40,544,783

Expenses:
Management fees	9,749,751
Trustees' fees and expenses	153,501
Other expenses	1,404
9,904,656

Net investment income (loss)	30,640,127

Net realized gain (loss) on investment transactions	55,797

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,695,924

See Notes to Financial Statements.

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Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2020 AND MARCH 31, 2019
Increase (Decrease) in Net Assets	March 31, 2020	March 31, 2019
Operations
Net investment income (loss)	$30,640,127	$33,593,659
Net realized gain (loss)	55,797	317
Net increase (decrease) in net assets resulting from operations	30,695,924	33,593,976

Distributions to Shareholders
From earnings	(30,634,726)	(33,595,256)

Capital Share Transactions
Proceeds from shares sold	793,094,308	676,450,749
Proceeds from reinvestment of distributions	30,244,986	33,092,214
Payments for shares redeemed	(739,807,203)	(685,781,475)
Net increase (decrease) in net assets from capital share transactions	83,532,091	23,761,488

Net increase (decrease) in net assets	83,593,289	23,760,208

Net Assets
Beginning of period	2,091,233,704	2,067,473,496
End of period	$2,174,826,993	$2,091,233,704

Transactions in Shares of the Fund
Sold	793,094,308	676,450,749
Issued in reinvestment of distributions	30,244,986	33,092,214
Redeemed	(739,807,203)	(685,781,475)
Net increase (decrease) in shares of the fund	83,532,091	23,761,488

See Notes to Financial Statements.

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Notes to Financial Statements

MARCH 31, 2020

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Capital Preservation Fund (the fund) is one fund in a series issued by the trust. The fund is a money market fund and its investment objective is to seek maximum safety and liquidity. Its secondary objective is to seek to pay shareholders the highest rate of return consistent with safety and liquidity.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. Investments are generally valued at amortized cost, which approximates fair value. If the fund determines that the amortized cost does not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Treasury Roll Transactions — The fund purchases a security and at the same time makes a commitment to sell the same security at a future settlement date at a specified price. These types of transactions are known as treasury roll transactions. The difference between the purchase price and the sale price represents interest income reflective of an agreed upon rate between the fund and the counterparty.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. The fund may make capital gains distributions to comply with the distribution requirements of the Internal Revenue Code.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

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3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, American Century Investment Management, Inc. (ACIM), the trust's distributor, American Century Investment Services, Inc., and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1370% to 0.2500% and the rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for the period ended March 31, 2020 was 0.47%.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 2. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

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5. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$30,634,726	$33,595,256
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of March 31, 2020, the fund had undistributed ordinary income for federal income tax purposes of $5,400.

As of March 31, 2020, the fund had accumulated short-term capital losses of $(4,896), which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

6. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(1)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Net Assets, End of Period (in thousands)
Investor Class
2020	$1.00	0.01	—(2)	0.01	(0.01)	—	(0.01)	$1.00	1.49%	0.48%	0.48%	1.48%	1.48%	$2,174,827
2019	$1.00	0.02	—(2)	0.02	(0.02)	—	(0.02)	$1.00	1.63%	0.48%	0.48%	1.62%	1.62%	$2,091,234
2018	$1.00	0.01	—(2)	0.01	(0.01)	—	(0.01)	$1.00	0.63%	0.48%	0.48%	0.62%	0.62%	$2,067,473
2017	$1.00	—(2)	—(2)	—(2)	—(2)	—(2)	—(2)	$1.00	0.03%	0.39%	0.48%	0.03%	(0.06)%	$2,215,051
2016	$1.00	—(2)	—(2)	—(2)	—(2)	—(2)	—(2)	$1.00	0.01%	0.13%	0.48%	0.01%	(0.34)%	$2,243,763

Notes to Financial Highlights

(1)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(2)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Government Income Trust and Shareholders of Capital Preservation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Preservation Fund (one of the funds constituting American Century Government Income Trust, referred to hereafter as the “Fund”) as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the five years in the period ended March 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

16

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	57	None

17

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

18

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

19

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

20

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Portfolio Holdings Disclosure
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) each month on Form N-MFP.  The fund’s Form N-MFP reports are available on its website at americancentury.com and on the SEC’s website at sec.gov.  The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

21

Notes

22

Notes

23

Notes

24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92274 2005

Annual Report

March 31, 2020

Ginnie Mae Fund
Investor Class (BGNMX)
I Class (AGMHX)
A Class (BGNAX)
C Class (BGNCX)
R Class (AGMWX)
R5 Class (AGMNX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional insights, please visit americancentury.com.

Virus Outbreak Abruptly Altered Economic, Market Backdrops

Through most of the period, market sentiment was upbeat, partly due to accommodative Federal Reserve (Fed) policy and modest inflation. Improving economic and corporate earnings data and a phase 1 U.S.-China trade deal also helped boost growth outlooks. Against this backdrop, key U.S. stock benchmarks rose to record highs by mid-February, and U.S. bonds continued to advance.

However, beginning in late February, unprecedented social and economic turmoil emerged and reversed the positive trajectory. The COVID-19 epidemic originating in China rapidly spread throughout the world, forcing stay-at-home orders and industry-wide shutdowns. U.S. stocks, corporate bonds and other riskier assets sold off sharply, while U.S. Treasuries rallied in the global flight to quality. The Fed stepped in quickly and aggressively, slashing interest rates to near 0% and enacting massive lending and asset-purchase programs to stabilize the financial system.

The swift and severe sell-off erased the strong stock market gains realized earlier in the period and left key benchmarks with losses for the 12 months. Reflecting their defensive characteristics, high-quality U.S. bonds withstood the turmoil and delivered solid returns for the 12-month period.

Promoting Health and Safety Remains Our Focus

While the market impact of COVID-19 has been severe, reducing the human toll is most important. We are monitoring the situation closely and following guidelines and protocols from all relevant authorities. Our firm has activated a comprehensive Pandemic Response Plan, which includes social distancing and work-from-home mandates, travel restrictions and escalated cleaning regimens at all our facilities. We’ve also launched a Business Continuity Plan to maintain regular business operations and ensure delivery of outstanding service.

We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we are confident we will meet today’s challenges. In the meantime, the health and safety of you, your family and our employees remain a top priority.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	BGNMX	6.73%	2.25%	2.85%	—	9/23/85
Bloomberg Barclays U.S. GNMA Index	—	6.83%	2.78%	3.32%	—	—
I Class	AGMHX	6.83%	—	—	3.49%	4/10/17
A Class	BGNAX					10/9/97
No sales charge		6.56%	2.02%	2.60%	—
With sales charge		1.74%	1.09%	2.13%	—
C Class	BGNCX	5.76%	1.26%	1.84%	—	3/1/10
R Class	AGMWX	6.19%	1.74%	2.34%	—	9/28/07
R5 Class	AGMNX	6.94%	2.45%	3.06%	—	9/28/07
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2020
Investor Class — $13,249

Bloomberg Barclays U.S. GNMA Index — $13,869

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.55%	0.45%	0.80%	1.55%	1.05%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Hando Aguilar, Dan Shiffman, Bob Gahagan and Jesse Singh

Performance Summary

Ginnie Mae returned 6.73%* for the 12 months ended March 31, 2020. By comparison, the Bloomberg Barclays U.S. GNMA Index gained 6.83%. Fund returns reflect operating expenses, while index returns do not. Returns for the fund and the index largely reflected the defensive characteristics of U.S. government securities in the face of unprecedented market unrest in early 2020.

The reporting period began on an upbeat note for bond investors. The Federal Reserve’s (Fed’s) early 2019 pivot toward dovish policy set the stage for rate cuts in July, September and October. This action, along with modest economic and earnings growth and low inflation, generally supported solid gains for U.S. bonds. By year-end 2019, global economic data improved, the U.S. and China signed a phase 1 trade deal and the Fed suggested it would hold rates steady through 2020.

Conditions deteriorated rapidly within the first quarter of 2020. As the COVID-19 epidemic originating in China expanded into a pandemic, nervous fixed-income investors scrambled to shed credit risk and seek shelter in cash. Beginning in late February, market volatility soared and liquidity sank. In response, the Fed slashed short-term rates to near 0% by mid-March and launched a series of initiatives to stabilize the financial markets. Separately, Congress passed a $2 trillion fiscal relief package. Reflecting market sentiment, the 10-year Treasury yield started the period at 2.41% and closed at 0.68% after touching a record-low 0.54% in early March. The two-year Treasury yield followed a similar path during the 12-month period, dropping from 2.27% to 0.22%, including a
135-basis-point decline in the first quarter of 2020.

Amid the global flight to quality, U.S. Treasuries rallied considerably, and most other non-government assets sold off. Subsequently, the Fed’s rescue programs helped stabilize credit-sensitive sectors of the fixed-income universe, including mortgage-backed securities (MBS).

Security Selection Was Mixed

Security selection delivered mixed relative results for the 12-month period. We continued to emphasize 30-year Ginnie Mae securities over 15-year securities. This strategy detracted from relative results overall, as 15-year Ginnie Mae securities outperformed for most of the reporting period. However, late in the period, 30-year MBS received a boost from the Fed, which announced it would purchase longer-maturity MBS as part of its asset-purchase plan.

Meanwhile, we continued to focus on pools of seasoned loan balance securities, due to our belief that these securities were undervalued. As rates declined in the first half of the period and again in early 2020, mortgage prepayment risk increased. These pools, which offer prepayment protection, appreciated and lifted portfolio performance.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

Out-of-Index Allocations Detracted Late in the Period

We continued to invest in out-of-index securities, including agency collateralized mortgage obligations (CMOs). This strategy contributed to relative performance for most of the period, as these securities outperformed their Ginnie Mae peers. However, exposure to any asset sensitive to any degree of credit risk, including government agency-backed bonds, declined amid the marketwide rush for stability and liquidity in March. Forced selling of nearly all non-Treasury sectors hampered CMOs, and this dynamic more than offset the positive results CMOs provided earlier in the period.

Duration Added Value

We maintained a slightly longer-than-index duration throughout most of the period. This strategy contributed to results in the declining interest rate environment.

Portfolio Positioning

The economic downturn during the first quarter of 2020 was swift and severe, but we do not expect an equally swift, or V-shaped, recovery. The consumer is the main driver of the U.S. economy, and we believe the effects of the COVID-19 pandemic will weigh on consumer sentiment—and job and economic growth—for several months. With its massive financial rescue package, the Fed has demonstrated it will take extraordinary steps to maintain broad market liquidity and assure credit market stability. However, we don’t expect the Fed to ease further, as policymakers previously noted an unwillingness to push rates below zero. Additionally, the effects of significant fiscal stimulus should allow the Fed to keep rates steady.

Heightened volatility often creates market disruptions that lead to attractive buying opportunities. In the first quarter’s flight to quality, we identified select opportunities. We’re remaining cautious and defensive in our positioning, focusing on high-quality securities and positioning our portfolio to weather a U-shaped recovery. We’re emphasizing securities the Fed is buying, including lower-coupon agency MBS and TBA securities (to-be-announced MBS trades).

At the same time, we’re reviewing each portfolio holding, eliminating securities we’re uncomfortable holding in the current environment. In particular, we’ve reduced exposure to certain out-of-index securities. We believe rising unemployment and the broad economic shutdown created by the pandemic will create challenges for certain segments of the mortgage market. As always, we favor a bottom-up approach to portfolio management, emphasizing careful security selection.

6

Fund Characteristics

MARCH 31, 2020
Portfolio at a Glance
Average Duration (effective)	2.9 years
Weighted Average Life to Maturity	4.6 years

Types of Investments in Portfolio	% of net assets
U.S. Government Agency Mortgage-Backed Securities (all GNMAs)	96.3%
U.S. Government Agency Collateralized Mortgage Obligations (all GNMAs)	9.9%
Temporary Cash Investments	8.8%
Other Assets and Liabilities	(15.0)%*
*Amount relates primarily to payable for investments purchased, but not settled, at period end.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period(1) 10/1/19 - 3/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,026.60	$2.79	0.55%
I Class	$1,000	$1,028.10	$2.28	0.45%
A Class	$1,000	$1,026.30	$4.05	0.80%
C Class	$1,000	$1,022.40	$7.84	1.55%
R Class	$1,000	$1,025.00	$5.32	1.05%
R5 Class	$1,000	$1,027.60	$1.77	0.35%
Hypothetical
Investor Class	$1,000	$1,022.25	$2.78	0.55%
I Class	$1,000	$1,022.75	$2.28	0.45%
A Class	$1,000	$1,021.00	$4.04	0.80%
C Class	$1,000	$1,017.25	$7.82	1.55%
R Class	$1,000	$1,019.75	$5.30	1.05%
R5 Class	$1,000	$1,023.25	$1.77	0.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2020

	Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 96.3%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 4.8%
GNMA, VRN, 2.00%, (1-year H15T1Y plus 1.50%), 8/20/47 to 4/20/48	$21,829,718	$21,860,798
GNMA, VRN, 2.50%, (1-year H15T1Y plus 1.50%), 3/20/48	4,576,737	4,635,833
GNMA, VRN, 3.125%, (1-year H15T1Y plus 1.50%), 10/20/27 to 10/20/35	2,978,427	3,089,100
GNMA, VRN, 3.25%, (1-year H15T1Y plus 1.50%), 8/20/36 to 9/20/36	2,313,130	2,400,469
GNMA, VRN, 3.50%, (1-year H15T1Y plus 1.50%), 8/20/49	10,528,459	10,844,133
GNMA, VRN, 3.875%, (1-year H15T1Y plus 1.50%), 4/20/38	4,411,463	4,576,296
GNMA, VRN, 4.00%, (1-year H15T1Y plus 1.50%), 2/20/34	3,747,108	3,875,338
		51,281,967
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 91.5%
GNMA, 2.50%, 6/20/46 to 10/20/49	39,888,257	41,824,706
GNMA, 3.00%, TBA	155,500,000	164,495,258
GNMA, 3.00%, 2/20/43 to 4/20/48	184,858,751	198,097,055
GNMA, 3.50%, 12/20/41 to 3/20/48	264,155,070	282,575,842
GNMA, 4.00%, 12/20/39 to 5/20/49	112,902,981	122,516,251
GNMA, 4.50%, 7/15/33 to 3/20/49	66,528,694	72,447,965
GNMA, 5.00%, 6/15/33 to 5/20/41	35,573,029	39,531,332
GNMA, 5.50%, 4/15/33 to 8/15/39	36,988,010	41,905,500
GNMA, 6.00%, 2/20/26 to 2/20/39	15,776,294	17,944,574
GNMA, 6.50%, 9/20/23 to 11/15/38	2,261,985	2,658,533
GNMA, 7.00%, 12/20/25 to 12/20/29	392,894	461,607
GNMA, 7.25%, 6/15/23	15,909	15,963
GNMA, 7.50%, 12/20/23 to 2/20/31	88,363	109,244
GNMA, 7.77%, 4/15/20	783	783
GNMA, 7.89%, 9/20/22	2,028	2,035
GNMA, 8.00%, 11/15/21 to 7/20/30	266,825	277,986
GNMA, 8.25%, 4/20/21 to 2/15/22	41,220	41,462
GNMA, 8.50%, 3/15/21 to 12/15/30	148,898	164,640
GNMA, 8.75%, 6/20/21 to 7/15/27	33,076	33,228
GNMA, 9.00%, 4/15/20 to 12/15/24	24,770	25,211
GNMA, 9.25%, 3/15/25	25,430	25,554
GNMA, 9.50%, 3/15/21 to 7/20/25	41,905	42,398
GNMA, 9.75%, 11/20/21	10,725	10,871
GNMA, 10.00%, 1/15/21 to 8/15/21	43	43
GNMA, 11.00%, 6/15/20	694	695
		985,208,736
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $1,000,593,416)		1,036,490,703
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 9.9%
GNMA, Series 2002-13, Class FA, VRN, 1.20%, (1-month LIBOR plus 0.50%), 2/16/32	322,283	322,300

10

	Principal Amount	Value
GNMA, Series 2003-110, Class F, VRN, 1.17%, (1-month LIBOR plus 0.40%), 10/20/33	$1,023,814	$1,018,105
GNMA, Series 2003-42, Class FW, VRN, 1.12%, (1-month LIBOR plus 0.35%), 5/20/33	439,245	438,606
GNMA, Series 2003-66, Class HF, VRN, 1.22%, (1-month LIBOR plus 0.45%), 8/20/33	585,000	583,224
GNMA, Series 2004-39, Class XF SEQ, VRN, 0.95%, (1-month LIBOR plus 0.25%), 10/16/33	161,376	161,197
GNMA, Series 2004-76, Class F, VRN, 1.17%, (1-month LIBOR plus 0.40%), 9/20/34	924,202	918,127
GNMA, Series 2005-13, Class FA, VRN, 0.97%, (1-month LIBOR plus 0.20%), 2/20/35	2,195,954	2,160,805
GNMA, Series 2007-5, Class FA, VRN, 0.91%, (1-month LIBOR plus 0.14%), 2/20/37	2,126,334	2,102,429
GNMA, Series 2007-58, Class FC, VRN, 1.27%, (1-month LIBOR plus 0.50%), 10/20/37	1,343,626	1,338,546
GNMA, Series 2007-74, Class FL, VRN, 1.16%, (1-month LIBOR plus 0.46%), 11/16/37	3,231,291	3,215,073
GNMA, Series 2008-18, Class FH, VRN, 1.37%, (1-month LIBOR plus 0.60%), 2/20/38	1,857,958	1,858,327
GNMA, Series 2008-2, Class LF, VRN, 1.23%, (1-month LIBOR plus 0.46%), 1/20/38	1,486,533	1,477,853
GNMA, Series 2008-27, Class FB, VRN, 1.32%, (1-month LIBOR plus 0.55%), 3/20/38	3,094,859	3,081,622
GNMA, Series 2008-61, Class KF, VRN, 1.44%, (1-month LIBOR plus 0.67%), 7/20/38	1,550,278	1,548,641
GNMA, Series 2008-73, Class FK, VRN, 1.53%, (1-month LIBOR plus 0.76%), 8/20/38	2,108,841	2,119,199
GNMA, Series 2008-75, Class F, VRN, 1.30%, (1-month LIBOR plus 0.53%), 8/20/38	2,539,396	2,531,758
GNMA, Series 2008-88, Class UF, VRN, 1.77%, (1-month LIBOR plus 1.00%), 10/20/38	1,391,035	1,409,021
GNMA, Series 2009-127, Class FA, VRN, 1.32%, (1-month LIBOR plus 0.55%), 9/20/38	2,033,184	2,028,561
GNMA, Series 2009-76, Class FB, VRN, 1.30%, (1-month LIBOR plus 0.60%), 6/16/39	1,095,952	1,098,724
GNMA, Series 2009-92, Class FJ, VRN, 1.38%, (1-month LIBOR plus 0.68%), 10/16/39	903,566	903,686
GNMA, Series 2010-101, Class FH, VRN, 1.05%, (1-month LIBOR plus 0.35%), 8/16/40	3,986,146	3,930,921
GNMA, Series 2010-121, Class TF, VRN, 1.22%, (1-month LIBOR plus 0.45%), 9/20/40	3,230,300	3,184,166
GNMA, Series 2010-14, Class QF, VRN, 1.15%, (1-month LIBOR plus 0.45%), 2/16/40	6,497,933	6,462,638
GNMA, Series 2010-25, Class FB, VRN, 1.25%, (1-month LIBOR plus 0.55%), 2/16/40	5,144,138	5,118,089
GNMA, Series 2012-105, Class FE, VRN, 1.07%, (1-month LIBOR plus 0.30%), 1/20/41	3,771,659	3,756,199
GNMA, Series 2012-38, Class FA, VRN, 1.17%, (1-month LIBOR plus 0.40%), 3/20/42	4,242,081	4,186,190
GNMA, Series 2012-97, Class CF, VRN, 1.15%, (1-month LIBOR plus 0.45%), 8/16/42	2,957,404	2,925,024
GNMA, Series 2013-133, Class F, VRN, 1.05%, (1-month LIBOR plus 0.35%), 2/16/37	7,580,608	7,504,276
GNMA, Series 2013-37, Class F, VRN, 1.04%, (1-month LIBOR plus 0.27%), 3/20/43	8,481,583	8,346,015

11

	Principal Amount/Shares	Value
GNMA, Series 2015-111, Class FK, VRN, 1.78%, (1-month LIBOR plus 0.20%), 8/20/45	$4,676,285	$4,602,437
GNMA, Series 2015-80, Class YF, VRN, 1.13%, (1-month LIBOR plus 0.43%), 10/16/40	7,480,905	7,454,586
GNMA, Series 2016-68, Class MF, VRN, 1.88%, (1-month LIBOR plus 0.30%), 5/20/46	2,208,453	2,177,988
GNMA, Series 2019-110, Class F, VRN, 1.22%, (1-month LIBOR plus 0.45%), 9/20/49	16,651,861	16,481,874
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $107,491,764)		106,446,207
TEMPORARY CASH INVESTMENTS(1) — 8.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 3.00%, 11/30/21 - 5/15/45, valued at $31,324,880), in a joint trading account at 0.01%, dated 3/31/20, due 4/1/20 (Delivery value $30,715,832)		30,715,823
State Street Institutional U.S. Government Money Market Fund, Premier Class	64,165,385	64,165,385
TOTAL TEMPORARY CASH INVESTMENTS (Cost $94,881,208)		94,881,208
TOTAL INVESTMENT SECURITIES — 115.0% (Cost $1,202,966,388)		1,237,818,118
OTHER ASSETS AND LIABILITIES(2) — (15.0)%		(161,272,475)
TOTAL NET ASSETS — 100.0%		$1,076,545,643

NOTES TO SCHEDULE OF INVESTMENTS
GNMA	-	Government National Mortgage Association
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
SEQ	-	Sequential Payer
TBA	-
To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.

VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

(1)	Category includes collateral received at the custodian bank for collateral requirements on forward commitments. At the period end, the aggregate value of cash deposits received was $1,475,546.

(2)	Amount relates primarily to payable for investments purchased, but not settled, at period end.

See Notes to Financial Statements.

12

Statement of Assets and Liabilities

MARCH 31, 2020
Assets
Investment securities, at value (cost of $1,202,966,388)	$1,237,818,118
Receivable for capital shares sold	430,131
Interest receivable	2,787,866
1,241,036,115

Liabilities
Payable for collateral received for forward commitments	1,475,546
Payable for investments purchased	160,280,104
Payable for capital shares redeemed	2,153,521
Accrued management fees	476,908
Distribution and service fees payable	11,445
Dividends payable	92,948
164,490,472

Net Assets	$1,076,545,643

Net Assets Consist of:
Capital paid in	$1,099,149,786
Distributable earnings	(22,604,143)
$1,076,545,643

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$888,369,278	82,602,323	$10.75
I Class	$62,648,005	5,823,120	$10.76
A Class	$16,844,413	1,566,176	$10.76*
C Class	$3,525,865	327,806	$10.76
R Class	$12,464,671	1,159,515	$10.75
R5 Class	$92,693,411	8,619,283	$10.75
*Maximum offering price $11.27 (net asset value divided by 0.955).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED MARCH 31, 2020
Investment Income (Loss)
Income:
Interest	$23,777,340

Expenses:
Management fees	4,904,342
Distribution and service fees:
A Class	52,832
C Class	38,473
R Class	51,025
Trustees' fees and expenses	69,891
Other expenses	10,770
5,127,333

Net investment income (loss)	18,650,007

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	6,274,370
Futures contract transactions	12,194
6,286,564

Change in net unrealized appreciation (depreciation) on investments	36,111,653

Net realized and unrealized gain (loss)	42,398,217

Net Increase (Decrease) in Net Assets Resulting from Operations	$61,048,224

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2020 AND MARCH 31, 2019
Increase (Decrease) in Net Assets	March 31, 2020	March 31, 2019
Operations
Net investment income (loss)	$18,650,007	$18,691,663
Net realized gain (loss)	6,286,564	5,204,416
Change in net unrealized appreciation (depreciation)	36,111,653	6,124,806
Net increase (decrease) in net assets resulting from operations	61,048,224	30,020,885

Distributions to Shareholders
From earnings:
Investor Class	(19,845,712)	(18,968,147)
I Class	(1,637,120)	(1,063,894)
A Class	(509,068)	(696,806)
C Class	(63,160)	(121,335)
R Class	(216,025)	(197,744)
R5 Class	(2,439,708)	(2,440,081)
Decrease in net assets from distributions	(24,710,793)	(23,488,007)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	219,486,941	(136,150,633)

Net increase (decrease) in net assets	255,824,372	(129,617,755)

Net Assets
Beginning of period	820,721,271	950,339,026
End of period	$1,076,545,643	$820,721,271

See Notes to Financial Statements.

15

Notes to Financial Statements

MARCH 31, 2020

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Ginnie Mae Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income while maintaining liquidity and safety of principal by investing primarily in Government National Mortgage Association certificates.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

16

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

17

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2020 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2425% to 0.3600%	0.2500% to 0.3100%	0.54%
I Class		0.1500% to 0.2100%	0.44%
A Class		0.2500% to 0.3100%	0.54%
C Class		0.2500% to 0.3100%	0.54%
R Class		0.2500% to 0.3100%	0.54%
R5 Class		0.0500% to 0.1100%	0.34%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2020 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended March 31, 2020 were $2,997,727,386 and $2,790,645,378, respectively, all of which are U.S. Treasury and Government Agency obligations.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2020		Year ended March 31, 2019
	Shares	Amount	Shares	Amount
Investor Class
Sold	34,844,475	$368,316,981	6,816,168	$69,305,445
Issued in reinvestment of distributions	1,753,974	18,510,408	1,702,144	17,319,709
Redeemed	(17,640,881)	(185,493,228)	(21,297,092)	(216,338,695)
	18,957,568	201,334,161	(12,778,780)	(129,713,541)
I Class
Sold	3,276,519	34,087,195	2,245,984	22,866,042
Issued in reinvestment of distributions	154,552	1,631,367	103,557	1,054,005
Redeemed	(1,359,742)	(14,319,593)	(1,096,149)	(11,155,771)
	2,071,329	21,398,969	1,253,392	12,764,276
A Class
Sold	902,797	9,475,726	971,186	9,886,690
Issued in reinvestment of distributions	42,428	447,143	44,656	454,454
Redeemed	(2,101,749)	(22,089,170)	(1,286,105)	(13,073,522)
	(1,156,524)	(12,166,301)	(270,263)	(2,732,378)
C Class
Sold	21,137	223,050	43,884	447,322
Issued in reinvestment of distributions	4,936	51,987	10,733	109,196
Redeemed	(149,236)	(1,564,824)	(329,885)	(3,373,331)
	(123,163)	(1,289,787)	(275,268)	(2,816,813)
R Class
Sold	639,444	6,730,358	372,727	3,776,777
Issued in reinvestment of distributions	20,153	212,496	17,769	180,741
Redeemed	(405,142)	(4,254,011)	(327,377)	(3,319,310)
	254,455	2,688,843	63,119	638,208
R5 Class
Sold	2,543,545	26,795,475	1,996,401	20,306,623
Issued in reinvestment of distributions	231,275	2,439,185	237,672	2,419,032
Redeemed	(2,058,990)	(21,713,604)	(3,639,619)	(37,016,040)
	715,830	7,521,056	(1,405,546)	(14,290,385)
Net increase (decrease)	20,719,495	$219,486,941	(13,413,346)	$(136,150,633)

19

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Government Agency Mortgage-Backed Securities	—	$1,036,490,703	—
U.S. Government Agency Collateralized Mortgage Obligations	—	106,446,207	—
Temporary Cash Investments	$64,165,385	30,715,823	—
	$64,165,385	$1,173,652,733	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $900,000 futures contracts purchased.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended March 31, 2020, the effect of interest rate risk derivative instruments on the Statement of Operations was $12,194 in net realized gain (loss) on futures contract transactions.

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8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. LIBOR will be phased out by the end of 2021. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$24,710,793	$23,488,007
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,202,975,063
Gross tax appreciation of investments	$35,947,785
Gross tax depreciation of investments	(1,104,730)
Net tax appreciation (depreciation) of investments	$34,843,055
Undistributed ordinary income	$21,226
Accumulated short-term capital losses	$(1,945,818)
Accumulated long-term capital losses	$(55,522,606)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$10.34	0.21	0.48	0.69	(0.28)	$10.75	6.73%	0.55%	1.97%	270%	$888,369
2019	$10.24	0.22	0.16	0.38	(0.28)	$10.34	3.78%	0.55%	2.18%	297%	$658,034
2018	$10.51	0.17	(0.19)	(0.02)	(0.25)	$10.24	(0.24)%	0.55%	1.64%	300%	$782,698
2017	$10.80	0.15	(0.19)	(0.04)	(0.25)	$10.51	(0.35)%	0.55%	1.40%	257%	$927,150
2016	$10.89	0.15	0.01	0.16	(0.25)	$10.80	1.53%	0.55%	1.42%	308%	$1,034,732
I Class
2020	$10.34	0.22	0.49	0.71	(0.29)	$10.76	6.83%	0.45%	2.07%	270%	$62,648
2019	$10.25	0.23	0.15	0.38	(0.29)	$10.34	3.88%	0.45%	2.28%	297%	$38,809
2018(3)	$10.52	0.19	(0.21)	(0.02)	(0.25)	$10.25	(0.21)%	0.45%(4)	1.88%(4)	300%(5)	$25,599
A Class
2020	$10.34	0.19	0.48	0.67	(0.25)	$10.76	6.56%	0.80%	1.72%	270%	$16,844
2019	$10.24	0.20	0.15	0.35	(0.25)	$10.34	3.52%	0.80%	1.93%	297%	$28,153
2018	$10.51	0.14	(0.19)	(0.05)	(0.22)	$10.24	(0.49)%	0.80%	1.39%	300%	$30,654
2017	$10.80	0.12	(0.18)	(0.06)	(0.23)	$10.51	(0.60)%	0.80%	1.15%	257%	$50,667
2016	$10.89	0.12	0.02	0.14	(0.23)	$10.80	1.28%	0.80%	1.17%	308%	$76,083

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2020	$10.34	0.11	0.48	0.59	(0.17)	$10.76	5.76%	1.55%	0.97%	270%	$3,526
2019	$10.24	0.12	0.16	0.28	(0.18)	$10.34	2.75%	1.55%	1.18%	297%	$4,663
2018	$10.51	0.07	(0.20)	(0.13)	(0.14)	$10.24	(1.24)%	1.55%	0.64%	300%	$7,439
2017	$10.80	0.04	(0.18)	(0.14)	(0.15)	$10.51	(1.34)%	1.55%	0.40%	257%	$7,445
2016	$10.89	0.04	0.02	0.06	(0.15)	$10.80	0.52%	1.55%	0.42%	308%	$11,753
R Class
2020	$10.33	0.16	0.48	0.64	(0.22)	$10.75	6.19%	1.05%	1.47%	270%	$12,465
2019	$10.24	0.17	0.15	0.32	(0.23)	$10.33	3.26%	1.05%	1.68%	297%	$9,353
2018	$10.51	0.12	(0.20)	(0.08)	(0.19)	$10.24	(0.74)%	1.05%	1.14%	300%	$8,619
2017	$10.80	0.10	(0.19)	(0.09)	(0.20)	$10.51	(0.84)%	1.05%	0.90%	257%	$7,434
2016	$10.89	0.10	0.01	0.11	(0.20)	$10.80	1.03%	1.05%	0.92%	308%	$6,870
R5 Class
2020	$10.34	0.23	0.48	0.71	(0.30)	$10.75	6.94%	0.35%	2.17%	270%	$92,693
2019	$10.24	0.24	0.16	0.40	(0.30)	$10.34	3.98%	0.35%	2.38%	297%	$81,710
2018	$10.51	0.19	(0.19)	—	(0.27)	$10.24	(0.04)%	0.35%	1.84%	300%	$95,331
2017	$10.80	0.17	(0.18)	(0.01)	(0.28)	$10.51	(0.15)%	0.35%	1.60%	257%	$87,916
2016	$10.89	0.17	0.01	0.18	(0.27)	$10.80	1.73%	0.35%	1.62%	308%	$71,190

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Government Income Trust and Shareholders of Ginnie Mae Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ginnie Mae Fund (one of the funds constituting American Century Government Income Trust, referred to hereafter as the “Fund”) as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

25

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	57	None

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

28

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92275 2005

Annual Report

March 31, 2020

Government Bond Fund
Investor Class (CPTNX)
I Class (ABHTX)
A Class (ABTAX)
C Class (ABTCX)
R Class (ABTRX)
R5 Class (ABTIX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional insights, please visit americancentury.com.

Virus Outbreak Abruptly Altered Economic, Market Backdrops

Through most of the period, market sentiment was upbeat, partly due to accommodative Federal Reserve (Fed) policy and modest inflation. Improving economic and corporate earnings data and a phase 1 U.S.-China trade deal also helped boost growth outlooks. Against this backdrop, key U.S. stock benchmarks rose to record highs by mid-February, and U.S. bonds continued to advance.

However, beginning in late February, unprecedented social and economic turmoil emerged and reversed the positive trajectory. The COVID-19 epidemic originating in China rapidly spread throughout the world, forcing stay-at-home orders and industry-wide shutdowns. U.S. stocks, corporate bonds and other riskier assets sold off sharply, while U.S. Treasuries rallied in the global flight to quality. The Fed stepped in quickly and aggressively, slashing interest rates to near 0% and enacting massive lending and asset-purchase programs to stabilize the financial system.

The swift and severe sell-off erased the strong stock market gains realized earlier in the period and left key benchmarks with losses for the 12 months. Reflecting their defensive characteristics, high-quality U.S. bonds withstood the turmoil and delivered solid returns for the 12-month period.

Promoting Health and Safety Remains Our Focus

While the market impact of COVID-19 has been severe, reducing the human toll is most important. We are monitoring the situation closely and following guidelines and protocols from all relevant authorities. Our firm has activated a comprehensive Pandemic Response Plan, which includes social distancing and work-from-home mandates, travel restrictions and escalated cleaning regimens at all our facilities. We’ve also launched a Business Continuity Plan to maintain regular business operations and ensure delivery of outstanding service.

We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we are confident we will meet today’s challenges. In the meantime, the health and safety of you, your family and our employees remain a top priority.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	CPTNX	9.92%	2.92%	3.10%	—	5/16/80
Bloomberg Barclays U.S. Government/MBS Index	—	10.67%	3.37%	3.53%	—	—
I Class	ABHTX	10.05%	—	—	4.69%	4/10/17
A Class	ABTAX					10/9/97
No sales charge		9.66%	2.67%	2.83%	—
With sales charge		4.75%	1.73%	2.36%	—
C Class	ABTCX	8.84%	1.91%	2.07%	—	3/1/10
R Class	ABTRX	9.39%	2.41%	2.58%	—	3/1/10
R5 Class	ABTIX	10.15%	3.13%	3.30%	—	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2020
Investor Class — $13,569

Bloomberg Barclays U.S. Government/MBS Index — $14,153

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.47%	0.37%	0.72%	1.47%	0.97%	0.27%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Brian Howell, Dan Shiffman and Jim Platz

Performance Summary

Government Bond returned 9.92%* for the 12 months ended March 31, 2020. The Bloomberg Barclays U.S. Government/MBS Index returned 10.67%. Fund returns reflect operating expenses, while index returns do not. Returns for the fund and the index largely reflected the defensive characteristics of U.S. government securities in the face of unprecedented market unrest in early 2020.

The reporting period began on an upbeat note for bond investors. The Federal Reserve’s (Fed’s) early 2019 pivot toward dovish policy set the stage for rate cuts in July, September and October. This action, along with modest economic and earnings growth and low inflation, generally supported solid gains for U.S. bonds. By year-end 2019, global economic data improved, the U.S. and China signed a phase 1 trade deal and the Fed suggested it would hold rates steady through 2020.

Conditions deteriorated rapidly within the first quarter of 2020. As the COVID-19 epidemic originating in China expanded into a pandemic, nervous fixed-income investors scrambled to shed credit risk and seek shelter in cash. Beginning in late February, market volatility soared and liquidity sank. In response, the Fed slashed short-term rates to near 0% by mid-March and launched a series of initiatives to stabilize the financial markets. Separately, Congress passed a $2 trillion fiscal relief package. Reflecting market sentiment, the 10-year Treasury yield started the period at 2.41% and closed at 0.68% after touching a record-low 0.54% in early March. The two-year Treasury yield followed a similar path during the 12-month period, dropping from 2.27% to 0.22%, including a 135-basis-point decline in the first quarter of 2020.

Amid the global flight to quality, U.S. Treasuries rallied considerably, and nearly every other asset sold off. Subsequently, the Fed’s rescue programs helped stabilize credit-sensitive sectors of the fixed-income universe, including mortgage-backed securities and municipal bonds (munis). Against this backdrop, an underweight position in Treasuries, relative to the index, and positions in out-of-index securitized issues accounted for much of Government Bond’s underperformance.

Securitized Exposure Modestly Detracted Due to March Sell-Off

We continued to underweight Treasuries in favor of spread (non-Treasury) sectors, primarily securitized bonds. Although this strategy contributed to performance for most of the period, it diminished returns amid the rush for stability and liquidity in March. Forced selling of nearly all spread sectors hampered securitized bonds, particularly our out-of-index positions in agency commercial mortgage-backed securities (CMBS) and agency collateralized mortgage obligations. However, our CMBS recovered somewhat in late March, after the Fed said its asset-buying plan would include agency mortgage issues.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

TIPS Weighed on Results; Duration Strategy Added Value

Our out-of-index allocation to Treasury inflation-protected securities (TIPS) detracted from relative performance. Late in the period, longer-term inflation expectations, as indicated by the 10-year breakeven rate, sagged to their lowest level since 2009, which dragged down TIPS performance. Alternatively, the portfolio’s slightly longer duration than the index aided relative results as Treasury yields plunged.

Portfolio Positioning

The economic downturn during the first quarter was swift and severe, but we do not expect an equally swift, or V-shaped, recovery. The consumer is the main driver of the U.S. economy, and we believe the effects of the COVID-19 pandemic will weigh on consumer sentiment—and job and economic growth—for several months. Ultimately, this crisis requires a medical solution.

With its massive financial rescue package, the Fed has demonstrated it will take extraordinary steps to maintain broad market liquidity and assure credit market stability. However, we don’t expect the Fed to ease further, as policymakers previously noted an unwillingness to push rates below zero. Additionally, the effects of significant fiscal stimulus should allow the Fed to keep rates steady.

Heightened volatility often creates market disruptions that lead to attractive buying opportunities. In the first quarter’s flight to quality, we identified such opportunities in select non-Treasury sectors. We’re remaining cautious and defensive in our positioning, focusing on high-quality securities and positioning our portfolio to weather a U-shaped recovery. We’re emphasizing securities the Fed is buying, including agency-backed mortgage securities and TIPS. The Fed is also purchasing munis, and late in the period we added a modest position in these out-of-index securities.

At the same time, we’re reviewing each portfolio holding, eliminating securities we’re uncomfortable holding in the current environment. In particular, we’ve reduced exposure to select securitized securities. We believe rising unemployment and the broad economic shutdown created by the pandemic will create challenges for certain segments of the mortgage market. As always, we favor a bottom-up approach to portfolio management, emphasizing careful security selection.

6

Fund Characteristics

MARCH 31, 2020
Portfolio at a Glance
Average Duration (effective)	5.3 years
Weighted Average Life to Maturity	6.5 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities and Equivalents	37.9%
U.S. Government Agency Mortgage-Backed Securities	33.0%
Collateralized Mortgage Obligations	19.3%
U.S. Government Agency Securities	4.5%
Municipal Securities	1.8%
Temporary Cash Investments	5.6%
Other Assets and Liabilities	(2.1)%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period(1) 10/1/19 - 3/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,052.70	$2.41	0.47%
I Class	$1,000	$1,052.30	$1.90	0.37%
A Class	$1,000	$1,050.50	$3.69	0.72%
C Class	$1,000	$1,046.60	$7.52	1.47%
R Class	$1,000	$1,049.20	$4.97	0.97%
R5 Class	$1,000	$1,052.80	$1.39	0.27%
Hypothetical
Investor Class	$1,000	$1,022.65	$2.38	0.47%
I Class	$1,000	$1,023.15	$1.87	0.37%
A Class	$1,000	$1,021.40	$3.64	0.72%
C Class	$1,000	$1,017.65	$7.42	1.47%
R Class	$1,000	$1,020.15	$4.90	0.97%
R5 Class	$1,000	$1,023.65	$1.37	0.27%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2020

	Principal Amount	Value
U.S. TREASURY SECURITIES AND EQUIVALENTS — 37.9%
Iraq Government AID Bond, 2.15%, 1/18/22	$2,600,000	$2,693,231
U.S. Treasury Bonds, 8.125%, 8/15/21	10,747,000	11,917,415
U.S. Treasury Bonds, 7.125%, 2/15/23	7,000,000	8,375,527
U.S. Treasury Bonds, 3.50%, 2/15/39	2,000,000	2,847,969
U.S. Treasury Bonds, 3.125%, 11/15/41	2,500,000	3,414,844
U.S. Treasury Bonds, 3.125%, 2/15/42	3,500,000	4,785,156
U.S. Treasury Bonds, 3.00%, 5/15/42	8,500,000	11,413,906
U.S. Treasury Bonds, 2.75%, 11/15/42	2,100,000	2,713,512
U.S. Treasury Bonds, 2.875%, 5/15/43	3,500,000	4,613,164
U.S. Treasury Bonds, 3.125%, 8/15/44	5,000,000	6,894,336
U.S. Treasury Bonds, 3.00%, 11/15/44	4,500,000	6,093,633
U.S. Treasury Bonds, 2.50%, 2/15/45	5,700,000	7,120,324
U.S. Treasury Bonds, 3.00%, 5/15/45	1,400,000	1,904,766
U.S. Treasury Bonds, 3.00%, 11/15/45	800,000	1,094,813
U.S. Treasury Bonds, 3.375%, 11/15/48	8,700,000	12,919,500
U.S. Treasury Bonds, 2.25%, 8/15/49	6,300,000	7,666,805
U.S. Treasury Bonds, 2.375%, 11/15/49	7,500,000	9,367,090
U.S. Treasury Bonds, 2.00%, 2/15/50	6,000,000	6,972,070
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/24	9,307,935	9,445,048
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29	6,857,868	7,129,326
U.S. Treasury Notes, 3.625%, 2/15/21	2,500,000	2,577,393
U.S. Treasury Notes, 1.125%, 8/31/21	5,000,000	5,065,918
U.S. Treasury Notes, 1.50%, 8/31/21	13,500,000	13,747,588
U.S. Treasury Notes, 1.625%, 12/31/21	4,000,000	4,098,203
U.S. Treasury Notes, 1.125%, 2/28/22	8,000,000	8,137,188
U.S. Treasury Notes, 1.75%, 7/15/22	17,500,000	18,106,689
U.S. Treasury Notes, 1.50%, 9/15/22	7,000,000	7,213,691
U.S. Treasury Notes, 1.625%, 12/15/22	15,000,000	15,553,418
U.S. Treasury Notes, 2.00%, 2/15/23	7,500,000	7,871,484
U.S. Treasury Notes, 0.50%, 3/15/23	9,000,000	9,057,305
U.S. Treasury Notes, 1.50%, 3/31/23(1)	7,000,000	7,255,117
U.S. Treasury Notes, 1.50%, 11/30/24	30,000,000	31,599,609
U.S. Treasury Notes, 2.125%, 11/30/24	4,000,000	4,325,156
U.S. Treasury Notes, 1.125%, 2/28/25	11,500,000	11,931,250
U.S. Treasury Notes, 2.00%, 8/15/25	6,000,000	6,494,766
U.S. Treasury Notes, 1.375%, 8/31/26	13,000,000	13,700,273
U.S. Treasury Notes, 1.75%, 12/31/26	4,000,000	4,321,875
U.S. Treasury Notes, 1.50%, 1/31/27	6,000,000	6,386,016
U.S. Treasury Notes, 1.125%, 2/28/27	8,500,000	8,837,676
U.S. Treasury Notes, 0.625%, 3/31/27	6,000,000	6,034,102
TOTAL U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $292,588,601)		321,697,152

10

	Principal Amount	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 33.0%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 3.7%
FHLMC, VRN, 4.21%, (1-year H15T1Y plus 2.25%), 9/1/35	$417,761	$424,225
FHLMC, VRN, 4.39%, (12-month LIBOR plus 1.86%), 7/1/36	306,665	311,901
FHLMC, VRN, 4.19%, (1-year H15T1Y plus 2.14%), 10/1/36	693,340	699,935
FHLMC, VRN, 4.32%, (1-year H15T1Y plus 2.25%), 4/1/37	326,874	330,785
FHLMC, VRN, 4.64%, (12-month LIBOR plus 1.80%), 5/1/40	144,375	145,973
FHLMC, VRN, 4.51%, (12-month LIBOR plus 1.88%), 7/1/40	305,880	313,687
FHLMC, VRN, 3.90%, (12-month LIBOR plus 1.78%), 9/1/40	126,818	129,463
FHLMC, VRN, 4.77%, (12-month LIBOR plus 1.88%), 5/1/41	207,705	212,470
FHLMC, VRN, 3.76%, (12-month LIBOR plus 1.88%), 10/1/41	398,349	404,160
FHLMC, VRN, 3.67%, (12-month LIBOR plus 1.65%), 12/1/42	583,730	593,505
FHLMC, VRN, 3.71%, (12-month LIBOR plus 1.62%), 11/1/43	2,653,423	2,691,805
FHLMC, VRN, 2.84%, (12-month LIBOR plus 1.63%), 1/1/44	1,572,564	1,611,204
FHLMC, VRN, 3.20%, (12-month LIBOR plus 1.62%), 6/1/44	742,455	767,944
FHLMC, VRN, 4.11%, (12-month LIBOR plus 1.60%), 10/1/44	345,320	349,980
FHLMC, VRN, 2.57%, (12-month LIBOR plus 1.60%), 6/1/45	1,217,991	1,239,907
FHLMC, VRN, 3.75%, (12-month LIBOR plus 1.62%), 9/1/45	2,311,753	2,349,487
FNMA, VRN, 3.49%, (6-month LIBOR plus 1.57%), 6/1/35	295,761	301,246
FNMA, VRN, 3.50%, (6-month LIBOR plus 1.57%), 6/1/35	453,104	461,095
FNMA, VRN, 3.51%, (6-month LIBOR plus 1.57%), 6/1/35	508,344	517,420
FNMA, VRN, 3.51%, (6-month LIBOR plus 1.57%), 6/1/35	433,472	441,231
FNMA, VRN, 3.56%, (6-month LIBOR plus 1.54%), 9/1/35	584,855	595,414
FNMA, VRN, 3.93%, (12-month LIBOR plus 1.93%), 1/1/38	160,683	162,614
FNMA, VRN, 3.83%, (12-month LIBOR plus 1.75%), 11/1/39	763,720	779,825
FNMA, VRN, 3.69%, (12-month LIBOR plus 1.69%), 1/1/40	128,428	131,012
FNMA, VRN, 3.87%, (12-month LIBOR plus 1.86%), 1/1/40	511,847	525,502
FNMA, VRN, 4.375%, (12-month LIBOR plus 1.75%), 7/1/41	67,448	67,922
FNMA, VRN, 3.70%, (12-month LIBOR plus 1.56%), 3/1/43	376,056	381,942
FNMA, VRN, 2.74%, (12-month LIBOR plus 1.60%), 3/1/45	1,570,889	1,599,363
FNMA, VRN, 2.29%, (12-month LIBOR plus 1.59%), 8/1/45	427,204	430,483
FNMA, VRN, 2.625%, (12-month LIBOR plus 1.60%), 4/1/46	1,571,196	1,604,564
FNMA, VRN, 2.84%, (12-month LIBOR plus 1.61%), 4/1/46	2,207,027	2,260,599
FNMA, VRN, 2.65%, (12-month LIBOR plus 1.61%), 5/1/46	2,042,385	2,084,868
FNMA, VRN, 3.17%, (12-month LIBOR plus 1.61%), 3/1/47	1,173,887	1,214,496
FNMA, VRN, 3.16%, (12-month LIBOR plus 1.61%), 4/1/47	1,837,260	1,900,375
FNMA, VRN, 2.82%, (12-month LIBOR plus 1.60%), 9/1/47	1,238,981	1,266,812
GNMA, VRN, 3.125%, (1-year H15T1Y plus 1.50%), 11/20/32	78,602	79,358
GNMA, VRN, 3.125%, (1-year H15T1Y plus 1.50%), 10/20/33	185,320	187,028
GNMA, VRN, 3.625%, (1-year H15T1Y plus 2.00%), 10/20/34	339,335	342,009
GNMA, VRN, 3.125%, (1-year H15T1Y plus 1.50%), 12/20/34	104,506	105,530
GNMA, VRN, 4.00%, (1-year H15T1Y plus 1.50%), 3/20/35	318,230	322,116
GNMA, VRN, 3.25%, (1-year H15T1Y plus 1.50%), 7/20/35	464,089	481,961
GNMA, VRN, 4.00%, (1-year H15T1Y plus 1.50%), 3/20/36	676,666	699,022
GNMA, VRN, 3.125%, (1-year H15T1Y plus 1.50%), 11/20/36	269,060	271,797
		31,792,035

11

	Principal Amount	Value
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 29.3%
FHLMC, 5.00%, 5/1/23	$509,096	$537,294
FHLMC, 5.50%, 10/1/34	230,677	261,023
FHLMC, 5.50%, 4/1/38	1,523,523	1,730,494
FHLMC, 4.00%, 12/1/40	1,119,839	1,218,001
FHLMC, 3.00%, 2/1/43	6,661,643	7,055,136
FNMA, 5.00%, 9/1/20	4,370	4,603
FNMA, 4.50%, 11/1/20	89	93
FNMA, 6.50%, 3/1/32	50,405	58,504
FNMA, 7.00%, 6/1/32	62,207	74,774
FNMA, 6.50%, 8/1/32	55,345	63,582
FNMA, 5.50%, 7/1/33	383,093	431,795
FNMA, 5.00%, 11/1/33	2,257,705	2,507,902
FNMA, 6.00%, 12/1/33	1,232,349	1,397,582
FNMA, 3.50%, 3/1/34	1,395,335	1,470,793
FNMA, 5.50%, 8/1/34	1,545,082	1,749,809
FNMA, 5.50%, 9/1/34	137,307	150,453
FNMA, 5.50%, 10/1/34	1,004,917	1,138,082
FNMA, 5.00%, 8/1/35	272,523	303,588
FNMA, 5.50%, 1/1/36	1,688,650	1,918,528
FNMA, 5.00%, 2/1/36	163,994	183,013
FNMA, 5.50%, 4/1/36	405,323	460,497
FNMA, 5.00%, 5/1/36	674,249	752,169
FNMA, 5.50%, 12/1/36	229,512	260,638
FNMA, 5.50%, 2/1/37	908,320	1,031,646
FNMA, 6.50%, 8/1/37	50,394	58,232
FNMA, 6.00%, 9/1/37	311,416	356,460
FNMA, 6.00%, 11/1/37	1,610,210	1,855,206
FNMA, 4.50%, 2/1/39	753,551	825,240
FNMA, 4.50%, 4/1/39	522,307	575,872
FNMA, 4.50%, 5/1/39	1,328,241	1,463,045
FNMA, 6.50%, 5/1/39	1,087,858	1,294,342
FNMA, 4.50%, 10/1/39	2,305,795	2,549,595
FNMA, 4.50%, 3/1/40	3,482,892	3,823,220
FNMA, 4.00%, 10/1/40	2,401,333	2,632,197
FNMA, 4.50%, 11/1/40	2,192,600	2,407,199
FNMA, 4.50%, 6/1/41	2,318,198	2,545,064
FNMA, 4.00%, 8/1/41	2,250,839	2,457,258
FNMA, 4.50%, 9/1/41	1,220,789	1,339,874
FNMA, 3.50%, 10/1/41	2,652,439	2,852,763
FNMA, 4.00%, 12/1/41	5,311,078	5,759,559
FNMA, 3.50%, 5/1/42	1,813,616	1,951,092
FNMA, 3.50%, 6/1/42	1,680,490	1,807,927
FNMA, 3.50%, 9/1/42	1,597,492	1,718,722
FNMA, 3.50%, 12/1/42	3,114,920	3,351,306
FNMA, 3.50%, 11/1/45	2,441,049	2,606,663

12

	Principal Amount	Value
FNMA, 3.50%, 11/1/45	$2,430,109	$2,593,211
FNMA, 4.00%, 11/1/45	3,142,594	3,387,549
FNMA, 4.00%, 2/1/46	4,468,675	4,833,630
FNMA, 3.50%, 3/1/46	2,937,596	3,129,543
FNMA, 4.00%, 4/1/46	9,407,067	10,131,040
FNMA, 3.50%, 5/1/46	2,915,139	3,107,387
FNMA, 3.00%, 11/1/46	23,749,987	25,101,449
FNMA, 3.50%, 2/1/47	6,945,185	7,409,444
FNMA, 6.50%, 8/1/47	18,067	19,400
FNMA, 6.50%, 9/1/47	36,585	39,186
FNMA, 6.50%, 9/1/47	1,758	1,885
FNMA, 6.50%, 9/1/47	19,235	20,589
FNMA, 3.50%, 3/1/48	7,991,117	8,496,078
FNMA, 3.00%, 4/1/48	12,830,544	13,565,989
FNMA, 6.00%, 4/1/48	310,505	333,475
FNMA, 4.00%, 8/1/48	7,611,762	8,130,743
FNMA, 3.50%, 5/1/49	13,897,617	14,703,619
FNMA, 3.50%, 7/1/49	3,751,471	3,976,262
GNMA, 3.00%, TBA	7,200,000	7,616,501
GNMA, 5.50%, 12/20/38	918,909	1,030,896
GNMA, 6.00%, 1/20/39	265,234	302,934
GNMA, 5.00%, 3/20/39	1,382,757	1,533,561
GNMA, 5.50%, 3/20/39	537,742	603,123
GNMA, 5.50%, 4/20/39	961,096	1,097,161
GNMA, 4.50%, 1/15/40	789,242	875,471
GNMA, 4.00%, 11/20/40	3,803,305	4,153,501
GNMA, 4.00%, 12/15/40	802,659	870,509
GNMA, 4.50%, 7/20/41	3,364,362	3,713,458
GNMA, 3.50%, 6/20/42	5,044,326	5,402,514
GNMA, 3.50%, 7/20/42	3,870,326	4,145,157
GNMA, 4.50%, 8/20/42	2,829,875	3,122,963
GNMA, 4.00%, 9/20/45	4,522,470	4,937,376
GNMA, 3.50%, 4/20/46	2,355,148	2,512,446
GNMA, 2.50%, 6/20/46	6,616,714	6,958,808
GNMA, 2.50%, 7/20/46	8,634,818	9,082,189
UMBS, 4.00%, TBA	12,000,000	12,813,492
		248,743,374
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $269,987,483)		280,535,409
COLLATERALIZED MORTGAGE OBLIGATIONS — 19.3%
U.S. Government Agency Collateralized Mortgage Obligations — 19.3%
FHLMC, Series 2812, Class MF, VRN, 1.15%, (1-month LIBOR plus 0.45%), 6/15/34	1,903,068	1,890,834
FHLMC, Series 3076, Class BM SEQ, 4.50%, 11/15/25	992,390	1,061,787
FHLMC, Series 3149, Class LF, VRN, 1.00%, (1-month LIBOR plus 0.30%), 5/15/36	5,050,807	5,031,953
FHLMC, Series 3153, Class FJ, VRN, 2.04%, (1-month LIBOR plus 0.38%), 5/15/36	1,618,185	1,614,917

13

	Principal Amount	Value
FHLMC, Series 3397, Class GF, VRN, 1.20%, (1-month LIBOR plus 0.50%), 12/15/37	$725,423	$725,765
FHLMC, Series 3417, Class FA, VRN, 1.20%, (1-month LIBOR plus 0.50%), 11/15/37	1,226,991	1,221,455
FHLMC, Series 3778, Class L SEQ, 3.50%, 12/15/25	8,337,910	8,792,969
FHLMC, Series K037, Class A1 SEQ, 2.59%, 4/25/23	2,872,587	2,954,456
FHLMC, Series K039, Class A2, SEQ, 3.30%, 7/25/24	12,510,000	13,637,249
FHLMC, Series K041, Class A2, SEQ, 3.17%, 10/25/24	15,000,000	16,357,092
FHLMC, Series K092, Class A2 SEQ, 3.30%, 4/25/29	8,000,000	9,379,613
FHLMC, Series K106, Class A2 SEQ, 2.07%, 1/25/30	10,000,000	10,743,742
FHLMC, Series K716, Class A2, SEQ, 3.13%, 6/25/21	6,994,264	7,142,366
FHLMC, Series K722, Class A1 SEQ, 2.18%, 5/25/22	3,633,402	3,725,457
FHLMC, Series K725, Class A2 SEQ, 3.00%, 1/25/24	7,900,000	8,423,727
FHLMC, Series K726, Class A2 SEQ, 2.91%, 4/25/24	6,900,000	7,310,680
FHLMC, Series KF32, Class A, VRN, 1.89%, (1-month LIBOR plus 0.37%), 5/25/24	1,270,422	1,276,579
FHLMC, Series KI03, Class A, VRN, 1.77%, (1-month LIBOR plus 0.25%), 2/25/23	537,885	529,579
FHLMC, Series KIR1, Class A2, SEQ, 2.85%, 3/25/26	9,600,000	10,757,197
FHLMC, Series KIR3, Class A2 SEQ, 3.28%, 8/25/27	5,000,000	5,730,468
FHLMC, Series Q009, Class A, VRN, 1.87%, (1-month LIBOR plus 0.35%), 4/25/24	5,726,398	5,639,734
FNMA, Series 2005-103, Class FP, VRN, 1.25%, (1-month LIBOR plus 0.30%), 10/25/35	1,747,276	1,725,021
FNMA, Series 2008-9, Class FA, VRN, 1.45%, (1-month LIBOR plus 0.50%), 2/25/38	5,554,352	5,521,852
FNMA, Series 2009-89, Class FD, VRN, 1.55%, (1-month LIBOR plus 0.60%), 5/25/36	961,150	960,549
FNMA, Series 2014-M12, Class ASV2, SEQ, VRN, 2.61%, 10/25/21	8,135,813	8,273,065
FNMA, Series 2016-11, Class FB, VRN, 2.21%, (1-month LIBOR plus 0.55%), 3/25/46	2,539,833	2,546,688
FNMA, Series 2016-M13, Class FA, VRN, 2.32%, (1-month LIBOR plus 0.67%), 11/25/23	1,188,908	1,189,868
FNMA, Series 2016-M2, Class FA, VRN, 2.51%, (1-month LIBOR plus 0.85%), 1/25/23	1,658,809	1,664,186
FNMA, Series 2017-46, Class JA SEQ, 3.50%, 1/25/43	3,421,064	3,626,835
FNMA, Series 2017-M3, Class A2, SEQ, VRN, 2.48%, 12/25/26	9,000,000	9,518,948
GNMA, Series 2007-5, Class FA, VRN, 0.91%, (1-month LIBOR plus 0.14%), 2/20/37	540,475	534,398
GNMA, Series 2008-18, Class FH, VRN, 1.37%, (1-month LIBOR plus 0.60%), 2/20/38	1,000,439	1,000,638
GNMA, Series 2010-14, Class QF, VRN, 1.15%, (1-month LIBOR plus 0.45%), 2/16/40	2,814,428	2,799,141
GNMA, Series 2010-163, Class KC SEQ, 4.50%, 6/20/39	645,972	667,248
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $156,748,477)		163,976,056
U.S. GOVERNMENT AGENCY SECURITIES — 4.5%
FHLB, 3.25%, 11/16/28	2,000,000	2,368,195
FHLMC, 1.50%, 2/12/25	3,000,000	3,132,509
FNMA, 1.625%, 1/7/25	3,000,000	3,151,095
FNMA, 2.125%, 4/24/26	3,100,000	3,339,674

14

	Principal Amount/Shares	Value
FNMA, 1.875%, 9/24/26	$2,000,000	$2,129,484
FNMA, 6.625%, 11/15/30	15,700,000	23,896,779
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $32,670,667)		38,017,736
MUNICIPAL SECURITIES — 1.8%
Metropolitan Government of Nashville & Davidson County GO, 5.00%, 1/1/23, Prerefunded at 100% of Par(2)	4,000,000	4,422,080
San Diego Community College District GO, 5.00%, 8/1/23, Prerefunded at 100% of Par(2)	5,000,000	5,648,200
State of Washington GO, 5.00%, 2/1/26, Prerefunded at 100% of Par(2)	2,375,000	2,545,501
Utah Transit Authority Rev., 5.00%, 6/15/25, Prerefunded at 100% of Par(2)	2,465,000	2,944,270
TOTAL MUNICIPAL SECURITIES (Cost $15,222,554)		15,560,051
TEMPORARY CASH INVESTMENTS(3) — 5.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 3.00%, 11/30/21 - 5/15/45, valued at $15,674,342), in a joint trading account at 0.01%, dated 3/31/20, due 4/1/20 (Delivery value $15,369,586)		15,369,582
State Street Institutional U.S. Government Money Market Fund, Premier Class	31,823,069	31,823,069
TOTAL TEMPORARY CASH INVESTMENTS (Cost $47,192,651)		47,192,651
TOTAL INVESTMENT SECURITIES — 102.1% (Cost $814,410,433)		866,979,055
OTHER ASSETS AND LIABILITIES — (2.1)%		(17,826,698)
TOTAL NET ASSETS — 100.0%		$849,152,357

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Notes	14	June 2020	$1,400,000	$1,941,625	$2,874
U.S. Treasury 2-Year Notes	180	June 2020	$36,000,000	39,668,906	250,150
U.S. Treasury 5-Year Notes	29	June 2020	$2,900,000	3,635,422	(3,011)
U.S. Treasury Long Bonds	49	June 2020	$4,900,000	8,774,062	13,037
U.S. Treasury Ultra Bonds	18	June 2020	$1,800,000	3,993,750	57,397
				$58,013,765	$320,447

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Ultra Notes	21	June 2020	$2,100,000	$3,276,656	$(24,422)

15

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.87%	11/25/29	$1,500,000	$(498)	$(122,350)	$(122,848)

NOTES TO SCHEDULE OF INVESTMENTS
AID	-	Agency for International Development
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
Equivalent	-	Security whose payments are secured by the U.S. Treasury
FHLB	-	Federal Home Loan Bank
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
SEQ	-	Sequential Payer
TBA	-
To-Be-Announced. Security was purchased on a forward commitment basis with an approximate principal amount and maturity date. Actual principal amount and maturity date will be determined upon settlement.

UMBS	-	Uniform Mortgage-Backed Securities
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward commitments, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $1,141,133.

(2)	Escrowed to maturity in U.S. government securities or state and local government securities.

(3)	Category includes collateral received at the custodian bank for collateral requirements on forward commitments. At the period end, the aggregate value of cash deposits received was $280,000.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

MARCH 31, 2020
Assets
Investment securities, at value (cost of $814,410,433)	$866,979,055
Receivable for investments sold	6,417,420
Receivable for capital shares sold	10,113,386
Interest receivable	2,982,167
886,492,028

Liabilities
Payable for collateral received for forward commitments	280,000
Payable for investments purchased	35,355,444
Payable for capital shares redeemed	1,117,899
Payable for variation margin on futures contracts	172,847
Payable for variation margin on swap agreements	5,992
Accrued management fees	275,212
Distribution and service fees payable	13,581
Dividends payable	118,696
37,339,671

Net Assets	$849,152,357

Net Assets Consist of:
Capital paid in	$802,453,505
Distributable earnings	46,698,852
$849,152,357

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$508,039,585	43,474,060	$11.69
I Class	$54,970,708	4,709,940	$11.67
A Class	$49,587,391	4,244,046	$11.68*
C Class	$2,933,722	251,163	$11.68
R Class	$2,813,172	240,831	$11.68
R5 Class	$230,807,779	19,756,339	$11.68
*Maximum offering price $12.23 (net asset value divided by 0.955).

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED MARCH 31, 2020
Investment Income (Loss)
Income:
Interest	$18,789,555

Expenses:
Management fees	2,963,367
Distribution and service fees:
A Class	133,900
C Class	16,753
R Class	11,734
Trustees' fees and expenses	54,329
Other expenses	11,348
3,191,431

Net investment income (loss)	15,598,124

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	6,573,378
Futures contract transactions	3,126,395
9,699,773

Change in net unrealized appreciation (depreciation) on:
Investments	45,740,780
Futures contracts	(268,985)
Swap agreements	(122,350)
45,349,445

Net realized and unrealized gain (loss)	55,049,218

Net Increase (Decrease) in Net Assets Resulting from Operations	$70,647,342

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2020 AND MARCH 31, 2019
Increase (Decrease) in Net Assets	March 31, 2020	March 31, 2019
Operations
Net investment income (loss)	$15,598,124	$16,771,780
Net realized gain (loss)	9,699,773	741,703
Change in net unrealized appreciation (depreciation)	45,349,445	10,036,966
Net increase (decrease) in net assets resulting from operations	70,647,342	27,550,449

Distributions to Shareholders
From earnings:
Investor Class	(10,368,290)	(11,541,082)
I Class	(1,004,853)	(277,166)
A Class	(1,150,693)	(1,370,763)
C Class	(23,094)	(66,877)
R Class	(44,291)	(61,046)
R5 Class	(5,212,115)	(5,572,101)
Decrease in net assets from distributions	(17,803,336)	(18,889,035)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	76,667,370	(42,706,744)

Net increase (decrease) in net assets	129,511,376	(34,045,330)

Net Assets
Beginning of period	719,640,981	753,686,311
End of period	$849,152,357	$719,640,981

See Notes to Financial Statements.

19

Notes to Financial Statements

MARCH 31, 2020

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Government Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury, Government Agency and municipal securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

20

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Forward Commitments — The fund may engage in securities transactions on a forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. The fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

21

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2020 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.1625% to 0.2800%	0.2500% to 0.3100%	0.46%
I Class		0.1500% to 0.2100%	0.36%
A Class		0.2500% to 0.3100%	0.46%
C Class		0.2500% to 0.3100%	0.46%
R Class		0.2500% to 0.3100%	0.46%
R5 Class		0.0500% to 0.1100%	0.26%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2020 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2020 totaled $815,828,084, of which $800,604,633 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2020 totaled $745,210,340, all of which were U.S. Treasury and Government Agency obligations.

22

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2020		Year ended March 31, 2019
	Shares	Amount	Shares	Amount
Investor Class
Sold	16,691,463	$189,665,301	9,092,541	$97,109,886
Issued in reinvestment of distributions	861,824	9,650,517	1,008,294	10,766,677
Redeemed	(15,380,277)	(171,851,197)	(12,850,398)	(136,985,855)
	2,173,010	27,464,621	(2,749,563)	(29,109,292)
I Class
Sold	4,757,684	52,540,609	1,074,389	11,458,146
Issued in reinvestment of distributions	89,509	1,003,987	25,140	268,319
Redeemed	(1,430,700)	(16,030,022)	(368,356)	(3,920,829)
	3,416,493	37,514,574	731,173	7,805,636
A Class
Sold	2,006,363	22,487,095	3,511,615	37,373,387
Issued in reinvestment of distributions	68,577	767,412	65,698	701,521
Redeemed	(3,248,519)	(36,341,769)	(4,359,113)	(46,418,379)
	(1,173,579)	(13,087,262)	(781,800)	(8,343,471)
C Class
Sold	181,861	2,082,920	56,652	605,142
Issued in reinvestment of distributions	1,897	21,208	5,971	63,688
Redeemed	(123,836)	(1,375,589)	(294,656)	(3,162,823)
	59,922	728,539	(232,033)	(2,493,993)
R Class
Sold	218,858	2,466,715	76,478	817,133
Issued in reinvestment of distributions	3,212	35,919	4,536	48,388
Redeemed	(201,315)	(2,260,453)	(154,834)	(1,656,328)
	20,755	242,181	(73,820)	(790,807)
R5 Class
Sold	9,820,826	110,550,347	6,131,588	65,376,958
Issued in reinvestment of distributions	398,191	4,458,580	448,141	4,783,322
Redeemed	(8,157,964)	(91,204,210)	(7,478,888)	(79,935,097)
	2,061,053	23,804,717	(899,159)	(9,774,817)
Net increase (decrease)	6,557,654	$76,667,370	(4,005,202)	$(42,706,744)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

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•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities and Equivalents	—	$321,697,152	—
U.S. Government Agency Mortgage-Backed Securities	—	280,535,409	—
Collateralized Mortgage Obligations	—	163,976,056	—
U.S. Government Agency Securities	—	38,017,736	—
Municipal Securities	—	15,560,051	—
Temporary Cash Investments	$31,823,069	15,369,582	—
	$31,823,069	$835,155,986	—
Other Financial Instruments
Futures Contracts	$323,458	—	—

Liabilities
Other Financial Instruments
Futures Contracts	$27,433	—	—
Swap Agreements	—	$122,848	—
	$27,433	$122,848	—

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $59,533,333 futures contracts purchased and $1,566,667 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a

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component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $1,500,000.

Value of Derivative Instruments as of March 31, 2020

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$172,847
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	5,992
		—		$178,839

*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2020

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	$3,126,395	Change in net unrealized appreciation (depreciation) on futures contracts	$(268,985)
Other Contracts	Net realized gain (loss) on swap agreement transactions	—	Change in net unrealized appreciation (depreciation) on swap agreements	(122,350)
		$3,126,395		$(391,335)

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short‐terms. LIBOR will be phased out by the end of 2021. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

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9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$17,803,336	$18,889,035
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$814,844,838
Gross tax appreciation of investments	$52,737,413
Gross tax depreciation of investments	(603,196)
Net tax appreciation (depreciation) of investments	52,134,217
Net tax appreciation (depreciation) on derivatives	(122,350)
Net tax appreciation (depreciation)	$52,011,867
Other book-to-tax adjustments	$(636,245)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(3,889,603)
Accumulated long-term capital losses	$(787,167)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$10.89	0.23	0.84	1.07	(0.27)	—	(0.27)	$11.69	9.92%	0.47%	2.09%	103%	$508,040
2019	$10.75	0.24	0.17	0.41	(0.27)	—	(0.27)	$10.89	3.93%	0.47%	2.28%	157%	$449,565
2018	$10.95	0.20	(0.16)	0.04	(0.24)	—	(0.24)	$10.75	0.34%	0.47%	1.85%	160%	$473,495
2017	$11.32	0.17	(0.29)	(0.12)	(0.21)	(0.04)	(0.25)	$10.95	(1.10)%	0.47%	1.52%	206%	$591,709
2016	$11.30	0.16	0.05	0.21	(0.19)	—	(0.19)	$11.32	1.89%	0.47%	1.41%	280%	$669,187
I Class
2020	$10.87	0.24	0.84	1.08	(0.28)	—	(0.28)	$11.67	10.05%	0.37%	2.19%	103%	$54,971
2019	$10.74	0.26	0.15	0.41	(0.28)	—	(0.28)	$10.87	3.94%	0.37%	2.38%	157%	$14,065
2018(3)	$10.96	0.21	(0.19)	0.02	(0.24)	—	(0.24)	$10.74	0.20%	0.37%(4)	2.00%(4)	160%(5)	$6,039
A Class
2020	$10.88	0.21	0.83	1.04	(0.24)	—	(0.24)	$11.68	9.66%	0.72%	1.84%	103%	$49,587
2019	$10.75	0.22	0.16	0.38	(0.25)	—	(0.25)	$10.88	3.58%	0.72%	2.03%	157%	$58,964
2018	$10.95	0.18	(0.17)	0.01	(0.21)	—	(0.21)	$10.75	0.09%	0.72%	1.60%	160%	$66,630
2017	$11.31	0.14	(0.28)	(0.14)	(0.18)	(0.04)	(0.22)	$10.95	(1.26)%	0.72%	1.27%	206%	$95,637
2016	$11.29	0.13	0.05	0.18	(0.16)	—	(0.16)	$11.31	1.64%	0.72%	1.16%	280%	$111,920

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2020	$10.88	0.12	0.83	0.95	(0.15)	—	(0.15)	$11.68	8.84%	1.47%	1.09%	103%	$2,934
2019	$10.74	0.14	0.17	0.31	(0.17)	—	(0.17)	$10.88	2.90%	1.47%	1.28%	157%	$2,080
2018	$10.95	0.10	(0.18)	(0.08)	(0.13)	—	(0.13)	$10.74	(0.75)%	1.47%	0.85%	160%	$4,547
2017	$11.31	0.06	(0.28)	(0.22)	(0.10)	(0.04)	(0.14)	$10.95	(2.00)%	1.47%	0.52%	206%	$3,359
2016	$11.29	0.05	0.05	0.10	(0.08)	—	(0.08)	$11.31	0.88%	1.47%	0.41%	280%	$4,473
R Class
2020	$10.88	0.18	0.83	1.01	(0.21)	—	(0.21)	$11.68	9.39%	0.97%	1.59%	103%	$2,813
2019	$10.74	0.19	0.17	0.36	(0.22)	—	(0.22)	$10.88	3.42%	0.97%	1.78%	157%	$2,394
2018	$10.95	0.15	(0.18)	(0.03)	(0.18)	—	(0.18)	$10.74	(0.25)%	0.97%	1.35%	160%	$3,158
2017	$11.31	0.11	(0.28)	(0.17)	(0.15)	(0.04)	(0.19)	$10.95	(1.51)%	0.97%	1.02%	206%	$3,362
2016	$11.29	0.10	0.05	0.15	(0.13)	—	(0.13)	$11.31	1.39%	0.97%	0.91%	280%	$3,073
R5 Class
2020	$10.88	0.25	0.84	1.09	(0.29)	—	(0.29)	$11.68	10.15%	0.27%	2.29%	103%	$230,808
2019	$10.75	0.26	0.17	0.43	(0.30)	—	(0.30)	$10.88	4.04%	0.27%	2.48%	157%	$192,572
2018	$10.95	0.23	(0.17)	0.06	(0.26)	—	(0.26)	$10.75	0.54%	0.27%	2.05%	160%	$199,819
2017	$11.31	0.19	(0.28)	(0.09)	(0.23)	(0.04)	(0.27)	$10.95	(0.82)%	0.27%	1.72%	206%	$192,380
2016	$11.29	0.18	0.05	0.23	(0.21)	—	(0.21)	$11.31	2.10%	0.27%	1.61%	280%	$315,881

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Government Income Trust and Shareholders of Government Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Government Bond Fund (one of the funds constituting American Century Government Income Trust, referred to hereafter as the “Fund”) as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

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Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	57	None

31

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

33

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Notes

36

Notes

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92276 2005

Annual Report

March 31, 2020

Inflation-Adjusted Bond Fund
Investor Class (ACITX)
I Class (AIAHX)
Y Class (AIAYX)
A Class (AIAVX)
C Class (AINOX)
R Class (AIARX)
R5 Class (AIANX)
R6 Class (AIADX)
G Class (AINGX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional insights, please visit americancentury.com.

Virus Outbreak Abruptly Altered Economic, Market Backdrops

Through most of the period, market sentiment was upbeat, partly due to accommodative Federal Reserve (Fed) policy and modest inflation. Improving economic and corporate earnings data and a phase 1 U.S.-China trade deal also helped boost growth outlooks. Against this backdrop, key U.S. stock benchmarks rose to record highs by mid-February, and U.S. bonds continued to advance.

However, beginning in late February, unprecedented social and economic turmoil emerged and reversed the positive trajectory. The COVID-19 epidemic originating in China rapidly spread throughout the world, forcing stay-at-home orders and industry-wide shutdowns. U.S. stocks, corporate bonds and other riskier assets sold off sharply, while U.S. Treasuries rallied in the global flight to quality. The Fed stepped in quickly and aggressively, slashing interest rates to near 0% and enacting massive lending and asset-purchase programs to stabilize the financial system.

The swift and severe sell-off erased the strong stock market gains realized earlier in the period and left key benchmarks with losses for the 12 months. Reflecting their defensive characteristics, high-quality U.S. bonds withstood the turmoil and delivered solid returns for the 12-month period.

Promoting Health and Safety Remains Our Focus

While the market impact of COVID-19 has been severe, reducing the human toll is most important. We are monitoring the situation closely and following guidelines and protocols from all relevant authorities. Our firm has activated a comprehensive Pandemic Response Plan, which includes social distancing and work-from-home mandates, travel restrictions and escalated cleaning regimens at all our facilities. We’ve also launched a Business Continuity Plan to maintain regular business operations and ensure delivery of outstanding service.

We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we are confident we will meet today’s challenges. In the meantime, the health and safety of you, your family and our employees remain a top priority.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of March 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACITX	4.62%	1.91%	2.80%	—	2/10/97
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index	—	6.85%	2.67%	3.47%	—	—
I Class	AIAHX	4.64%	—	—	2.42%	4/10/17
Y Class	AIAYX	4.84%	—	—	2.55%	4/10/17
A Class	AIAVX					6/15/98
No sales charge		4.28%	1.64%	2.53%	—
With sales charge		-0.45%	0.71%	2.06%	—
C Class	AINOX	3.49%	0.87%	1.77%	—	3/1/10
R Class	AIARX	4.09%	1.40%	2.28%	—	3/1/10
R5 Class	AIANX	4.84%	2.10%	3.00%	—	10/1/02
R6 Class	AIADX	4.80%	—	—	2.80%	7/28/17
G Class	AINGX	5.11%	—	—	3.04%	7/28/17
Average annual returns since inception are presented when ten years of performance history is not available.
G Class returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 4.50% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2020
Investor Class — $13,177

Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index — $14,075

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class	G Class
0.47%	0.37%	0.27%	0.72%	1.47%	0.97%	0.27%	0.22%	0.22%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Brian Howell, Jim Platz and Miguel Castillo

Performance Summary

Inflation-Adjusted Bond returned 4.62%* for the 12 months ended March 31, 2020. By comparison, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index gained 6.85%. Fund returns reflect operating expenses, while index returns do not.

Performance reflects the positive backdrop for TIPS, even as market-based inflation expectations sunk to multiyear lows late in the reporting period. TIPS generally advanced along with nominal Treasuries during the period, but on a relative basis, they underperformed the rallying Treasury market. The portfolio’s underperformance versus the index was largely due to out-of-index positions in corporate and securitized bonds, which sold off sharply in early 2020.

The reporting period began on an upbeat note for bond investors. The Federal Reserve’s (Fed’s) early 2019 pivot toward dovish policy set the stage for rate cuts in July, September and October. This action, along with modest economic and earnings growth and inflation, generally supported solid gains for U.S. bonds. By year-end 2019, global economic data improved, the U.S. and China signed a phase 1 trade deal, and the central bank suggested it would hold rates steady through 2020. Core inflation edged closer to the Fed’s 2.0% target, and longer-term inflation expectations were steadily climbing.

Conditions deteriorated rapidly within the first quarter of 2020, which proved to be the defining period of the portfolio’s fiscal year. As the COVID-19 epidemic originating in China expanded into a pandemic, nervous fixed-income investors scrambled to shed credit risk and seek shelter in cash. Beginning in late February, market volatility soared and liquidity sank. In response, the Fed slashed short-term rates to near 0% by mid-March and launched a series of initiatives to stabilize the financial markets. Separately, Congress passed a $2 trillion fiscal relief package. Reflecting market sentiment, the 10-year Treasury yield started the period at 2.41% and closed at 0.68% after touching a record-low 0.54% in early March. The two-year Treasury yield followed a similar path during the 12-month period, dropping from 2.27% to 0.22%, including a 135-basis-point (one basis point equals 0.01%) decline in the first quarter of 2020.

Inflation Expectations Dropped Sharply

In addition to the coronavirus-related market disruptions, an oil price war broke out between Saudi Arabia and Russia. This development, combined with already-waning demand for oil due to global economic shutdowns, sent oil prices plunging. Annualized headline inflation, as measured by the Consumer Price Index (CPI), fell from 2.3% in February to 1.5% in March, largely due to declining oil prices. Inflation expectations, as measured by the 10-year breakeven rate (the yield difference between nominal 10-year Treasuries and 10-year TIPS), fell to an 11-year low of 50 basis points in mid-March before recovering to 87 basis points by period-end. The 10-year breakeven rate started 2020 at 177 basis points. Theoretically, the breakeven rate indicates the market’s expectations for inflation for the next 10 years and also reflects the inflation rate required for TIPS to outperform nominal Treasuries during that period (0.87% or higher as of March 31).

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

Amid the global flight to quality, U.S. Treasuries rallied considerably, and nearly every other asset sold off. In late March, the Fed’s rescue programs helped stabilize credit-sensitive sectors of the fixed-income universe, including corporate and mortgage-backed securities, but not before they suffered significant declines.

Out-of-Index Securities Weighed on Relative Results

Approximately 90% of the portfolio was invested in TIPS at the end of the reporting period. The remainder primarily included out-of-index allocations to securitized bonds and corporate bonds. Exposure to these credit-sensitive securities contributed to performance for most of the period, as risk-on sentiment generally remained in favor. However, positions in securitized and corporate bonds detracted from returns amid the flight to quality in the first quarter of 2020.

To diversify inflation protection, we used inflation swaps to create an inflation overlay for the non-inflation-linked corporate and securitized securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight with regard to this risk. Overall, this strategy, combined with the portfolio’s TIPS, positioned the portfolio with greater sensitivity to inflation than the index. This strategy generally aided performance during the second half of 2019, when inflation expectations modestly increased. However, it detracted late in the period, as virus-related economic shutdowns and plunging oil prices drove inflation expectations to their lowest levels since 2009.

Portfolio Positioning

The recent economic downturn has been swift and severe, but we do not expect an equally swift, or V-shaped, recovery. The consumer is the main driver of the U.S. economy, and we believe the effects of the COVID-19 pandemic will weigh on consumer sentiment—and job and economic growth—for several months. We expect near-term annual inflation rates to decline significantly due to coronavirus-related economic shocks and lower oil prices. Additionally, breakeven rates remain unusually low and well below historical averages, suggesting TIPS and other inflation-linked securities offer long-term value.

Heightened volatility often creates market disruptions that lead to attractive buying opportunities. In the early 2020 flight to quality, credit spreads widened considerably, creating dislocations and improving valuations in select sectors. We remain cautious and defensive in our out-of-index portfolio positioning, focusing on high-quality securities and positioning our portfolio to weather a
U-shaped recovery. Along with TIPS, we’re emphasizing securities the Fed is buying, including high-quality corporate and mortgage securities.

At the same time, we’re engaged in a broad review of each portfolio holding, eliminating securities we’re uncomfortable holding in the current environment. In particular, we’ve reduced exposure to securitized securities. We believe rising unemployment and the broad economic shutdown created by the pandemic will create challenges for certain segments of the mortgage market. We’ve also hedged overall risk in the portfolio via credit default swaps.

Fund Characteristics

MARCH 31, 2020
Portfolio at a Glance
Average Duration (effective)	7.8 years
Weighted Average Life to Maturity	8.5 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	90.2%
Commercial Mortgage-Backed Securities	3.2%
Asset-Backed Securities	2.1%
Collateralized Mortgage Obligations	2.0%
Collateralized Loan Obligations	0.9%
Corporate Bonds	0.1%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period(1) 10/1/19 - 3/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,006.10	$2.36	0.47%
I Class	$1,000	$1,005.70	$1.86	0.37%
Y Class	$1,000	$1,007.20	$1.35	0.27%
A Class	$1,000	$1,004.70	$3.61	0.72%
C Class	$1,000	$1,000.60	$7.35	1.47%
R Class	$1,000	$1,003.30	$4.86	0.97%
R5 Class	$1,000	$1,007.20	$1.35	0.27%
R6 Class	$1,000	$1,006.60	$1.10	0.22%
G Class	$1,000	$1,008.60	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,022.65	$2.38	0.47%
I Class	$1,000	$1,023.15	$1.87	0.37%
Y Class	$1,000	$1,023.65	$1.37	0.27%
A Class	$1,000	$1,021.40	$3.64	0.72%
C Class	$1,000	$1,017.65	$7.42	1.47%
R Class	$1,000	$1,020.15	$4.90	0.97%
R5 Class	$1,000	$1,023.65	$1.37	0.27%
R6 Class	$1,000	$1,023.90	$1.11	0.22%
G Class	$1,000	$1,024.95	$0.05	0.01%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

MARCH 31, 2020

	Principal Amount	Value
U.S. TREASURY SECURITIES — 90.2%
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/25(1)	$69,914,767	$77,553,611
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26	115,612,763	128,664,032
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	77,168,343	89,505,812
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28	67,161,242	76,452,438
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28	49,022,998	63,145,110
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	30,070,942	36,934,418
U.S. Treasury Inflation Indexed Bonds, 3.875%, 4/15/29	30,286,139	40,869,110
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	21,507,591	30,093,707
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	27,211,800	37,916,799
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	79,716,410	89,346,149
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	50,727,881	55,706,030
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	84,035,089	107,901,557
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	48,968,850	56,028,186
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/46	2,177,480	2,647,991
U.S. Treasury Inflation Indexed Bonds, 0.875%, 2/15/47	19,182,806	22,852,204
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/48	8,578,266	10,576,133
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/49	2,255,396	2,807,976
U.S. Treasury Inflation Indexed Bonds, 0.25%, 2/15/50	8,278,133	8,547,207
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/22	148,912,257	146,773,354
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/22	29,170,900	28,758,452
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	189,548,352	187,242,684
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/23(1)	72,274,852	72,717,143
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/24	112,771,200	114,650,204
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	38,351,332	38,442,396
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	91,184,475	92,023,524
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25	58,960,386	60,167,790
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	140,161,288	144,849,327
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	13,990,860	14,126,688
U.S. Treasury Inflation Indexed Notes, 0.375%, 1/15/27	1,067,940	1,094,015
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/27	527,295	542,923
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28	23,792,633	24,813,757
U.S. Treasury Inflation Indexed Notes, 0.75%, 7/15/28	25,178,895	26,963,784
U.S. Treasury Inflation Indexed Notes, 0.875%, 1/15/29	60,277,940	65,566,974
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29	111,339,504	115,746,709
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/30	47,125,490	48,623,380
TOTAL U.S. TREASURY SECURITIES (Cost $1,964,248,045)		2,120,651,574
COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.2%
Commercial Mortgage Pass-Through Certificates, Series 2014-CR15, Class AM, VRN, 4.43%, 2/10/47	7,100,000	7,453,753
Commercial Mortgage Pass-Through Certificates, Series 2014-UBS5, Class AM, VRN, 4.19%, 9/10/47	8,000,000	8,383,860

	Principal Amount	Value
Commercial Mortgage Pass-Through Certificates, Series 2015-CR22, Class AM, VRN, 3.60%, 3/10/48	$6,575,000	$6,742,049
Commercial Mortgage Pass-Through Certificates, Series 2019-GC44, Class AM, 3.26%, 8/15/57	22,500,000	23,228,005
Commercial Mortgage Trust, Series 2015-LC21, Class AM, VRN, 4.04%, 7/10/48	4,500,000	4,713,131
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class AS, VRN, 3.67%, 11/15/50	6,500,000	6,653,551
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP2, Class A4 SEQ, 2.82%, 8/15/49	5,700,000	5,919,922
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class AS, 3.14%, 8/15/49	6,600,000	6,654,115
UBS Commercial Mortgage Trust, Series 2019-C17, Class AS, 3.20%, 10/15/52	7,279,000	7,006,150
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $77,055,732)		76,754,536
ASSET-BACKED SECURITIES — 2.1%
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(2)	2,591,600	2,542,523
Hilton Grand Vacations Trust, Series 2014-AA, Class A SEQ, 1.77%, 11/25/26(2)	1,585,035	1,573,122
MVW Owner Trust, Series 2013-1A, Class A SEQ, 2.15%, 4/22/30(2)	1,138,465	1,137,786
MVW Owner Trust, Series 2014-1A, Class A SEQ, 2.25%, 9/22/31(2)	1,107,183	1,095,657
Progress Residential Trust, Series 2018-SFR3, Class A SEQ, 3.88%, 10/17/35(2)	11,492,775	11,590,913
Progress Residential Trust, Series 2020-SFR1, Class B, 2.03%, 4/17/37(2)	6,500,000	6,049,947
Towd Point Mortgage Trust, Series 2017-2, Class A2, VRN, 3.25%, 4/25/57(2)	12,695,000	12,144,531
Towd Point Mortgage Trust, Series 2017-3, Class M1, VRN, 3.50%, 7/25/57(2)	5,000,000	4,508,476
Towd Point Mortgage Trust, Series 2018-1, Class A1 SEQ, VRN, 3.00%, 1/25/58(2)	3,346,343	3,382,387
VSE VOI Mortgage LLC, Series 2017-A, Class A SEQ, 2.33%, 3/20/35(2)	4,964,306	4,839,226
TOTAL ASSET-BACKED SECURITIES (Cost $50,775,069)		48,864,568
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.0%
Private Sponsor Collateralized Mortgage Obligations — 1.4%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	318,119	326,508
ABN Amro Mortgage Corp., Series 2003-6, Class 1A4, 5.50%, 5/25/33	455,836	465,659
Bunker Hill Loan Depositary Trust, Series 2019-3, Class A1 SEQ, 2.72%, 11/25/59(2)	7,024,328	6,839,954
Cendant Mort Capital LLC, Series 2003-6, Class A3, 5.25%, 7/25/33	1,104,789	1,066,472
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2, VRN, 4.55%, (1-year H15T1Y plus 2.15%), 9/25/35	330,165	307,442
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-5, Class 2A4, 5.50%, 5/25/34	983,712	966,113
Credit Suisse Mortgage Trust, Series 2015-WIN1, Class A10, VRN, 3.50%, 12/25/44(2)	6,285,000	6,082,333
Sequoia Mortgage Trust, Series 2014-3, Class A14, SEQ, VRN, 3.00%, 10/25/44(2)	1,184,013	1,175,884

	Principal Amount/Shares	Value
Sequoia Mortgage Trust, Series 2017-CH1, Class A1, VRN, 4.00%, 8/25/47(2)	$2,770,499	$2,817,505
Thornburg Mortgage Securities Trust, Series 2004-3, Class A, VRN, 1.69%, (1-month LIBOR plus 0.74%), 9/25/34	1,005,325	860,758
Towd Point Mortgage Trust, Series 2019-4, Class A1, VRN, 2.90%, 10/25/59(2)	10,771,537	10,551,748
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	590,994	572,264
WinWater Mortgage Loan Trust, Series 2014-1, Class A4 SEQ, VRN, 3.50%, 6/20/44(2)	46,244	46,437
		32,079,077
U.S. Government Agency Collateralized Mortgage Obligations — 0.6%
FHLMC, Series 2014-DN1, Class M2, VRN, 3.15%, (1-month LIBOR plus 2.20%), 2/25/24	7,933,185	7,903,338
FHLMC, Series 2015-HQ2, Class M3, VRN, 4.20%, (1-month LIBOR plus 3.25%), 5/25/25	4,900,000	4,368,015
FNMA, Series 2014-C02, Class 1M2, VRN, 3.55%, (1-month LIBOR plus 2.60%), 5/25/24	2,077,835	1,886,294
		14,157,647
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $47,873,630)		46,236,724
COLLATERALIZED LOAN OBLIGATIONS — 0.9%
Elmwood CLO IV Ltd., Series 2020-1A, Class B, VRN, 2.88%, (3-month LIBOR plus 1.70%), 4/15/33(2)	8,000,000	7,360,000
Goldentree Loan Management US CLO 6 Ltd., Series 2019-6A, Class B1, VRN, 3.66%, (3-month LIBOR plus 1.90%), 1/20/33(2)	5,000,000	4,467,185
Magnetite XXIV Ltd., Series 2019-24A, Class B, VRN, 3.76%, (3-month LIBOR plus 1.85%), 1/15/33(2)	6,000,000	5,360,911
Treman Park CLO Ltd., Series 2015-1A, Class ARR, VRN, 2.89%, (3-month LIBOR plus 1.07%), 10/20/28(2)	4,500,000	4,368,280
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $23,500,000)		21,556,376
CORPORATE BONDS — 0.1%
Wireless Telecommunication Services — 0.1%
Millicom International Cellular SA, 5.125%, 1/15/28(2) (Cost $3,000,000)	3,000,000	2,635,628
TEMPORARY CASH INVESTMENTS — 1.5%
BNP Paribas SA, 0.03%, 4/1/20(2)(3)	20,000,000	20,000,037
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.88% - 3.00%, 11/30/21 - 5/15/45, valued at $4,843,797), in a joint trading account at 0.01%, dated 3/31/20, due 4/1/20 (Delivery value $4,749,620)		4,749,618
State Street Institutional U.S. Government Money Market Fund, Premier Class	9,364,454	9,364,454
TOTAL TEMPORARY CASH INVESTMENTS (Cost $34,114,072)		34,114,109
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $2,200,566,548)		2,350,813,515
OTHER ASSETS AND LIABILITIES†		651,362
TOTAL NET ASSETS — 100.0%		$2,351,464,877

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury Long Bonds	50	June 2020	$5,000,000	$8,953,125	$(328,238)

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Type	Fixed Rate Received (Paid) Quarterly	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value^
Markit CDX North America High Yield Index Series 33	Buy	(5.00)%	12/20/24	$116,522,000	$9,427,307	$(2,513,961)	$6,913,346
^The value for credit default swap agreements serves as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	1.62%	10/17/24	$27,000,000	$(653)	$(1,328,390)	$(1,329,043)
CPURNSA	Receive	1.86%	6/20/29	$25,000,000	(714)	(2,056,112)	(2,056,826)
CPURNSA	Receive	1.79%	10/16/29	$17,500,000	(681)	(1,295,244)	(1,295,925)
CPURNSA	Receive	1.80%	10/21/29	$24,500,000	(731)	(1,826,325)	(1,827,056)
CPURNSA	Receive	1.87%	11/25/29	$4,000,000	(524)	(327,070)	(327,594)
CPURNSA	Receive	1.45%	3/5/25	$39,000,000	(727)	(1,772,191)	(1,772,918)
CPURNSA	Receive	1.98%	8/1/29	$32,000,000	(789)	(3,089,435)	(3,090,224)
CPURNSA	Receive	1.88%	11/21/29	$22,000,000	(711)	(1,828,325)	(1,829,036)
					$(5,530)	$(13,523,092)	$(13,528,622)

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.	CPURNSA	Receive	1.41%	8/27/20	$12,800,000	$120,963
Bank of America N.A.	CPURNSA	Receive	2.67%	4/1/22	$4,500,000	(841,446)
Bank of America N.A.	CPURNSA	Receive	2.53%	8/19/24	$11,000,000	(1,861,472)
Barclays Bank plc	CPURNSA	Receive	2.59%	7/23/24	$16,300,000	(2,864,818)
Barclays Bank plc	CPURNSA	Receive	2.36%	9/29/24	$10,000,000	(1,488,820)
Barclays Bank plc	CPURNSA	Receive	2.31%	9/30/24	$15,000,000	(2,134,827)
Barclays Bank plc	CPURNSA	Receive	2.90%	12/21/27	$19,200,000	(8,312,366)
Barclays Bank plc	CPURNSA	Receive	2.78%	7/2/44	$15,000,000	(9,997,863)
						$(27,380,649)
*Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
SEQ	-	Sequential Payer
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

† Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $49,779,832.

(2)
Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $120,570,470, which represented 5.1% of total net assets. Of these securities, 0.5% of total net assets were deemed illiquid under policies approved by the Board of Trustees.

(3)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MARCH 31, 2020
Assets
Investment securities, at value (cost of $2,200,566,548)	$2,350,813,515
Cash	2,390,249
Receivable for investments sold	20,469,621
Receivable for capital shares sold	3,003,314
Receivable for variation margin on swap agreements	1,827,764
Swap agreements, at value	120,963
Interest receivable	4,617,762
2,383,243,188

Liabilities
Payable for capital shares redeemed	2,873,118
Payable for variation margin on futures contracts	82,813
Payable for variation margin on swap agreements	627,832
Swap agreements, at value	27,501,612
Accrued management fees	644,047
Distribution and service fees payable	48,889
31,778,311

Net Assets	$2,351,464,877

Net Assets Consist of:
Capital paid in	$2,270,719,494
Distributable earnings	80,745,383
$2,351,464,877

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$929,681,621	79,955,620	$11.63
I Class	$203,092,539	17,486,936	$11.61
Y Class	$28,234,002	2,430,515	$11.62
A Class	$148,184,245	12,780,976	$11.59*
C Class	$7,134,410	614,974	$11.60
R Class	$23,721,203	2,036,645	$11.65
R5 Class	$273,591,420	23,548,381	$11.62
R6 Class	$303,503,385	26,133,639	$11.61
G Class	$434,322,052	37,356,361	$11.63
*Maximum offering price $12.14 (net asset value divided by 0.955).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED MARCH 31, 2020
Investment Income (Loss)
Income:
Interest	$80,071,819

Expenses:
Management fees	8,896,497
Distribution and service fees:
A Class	378,135
C Class	96,949
R Class	128,702
Trustees' fees and expenses	188,852
Other expenses	28,876
9,718,011
Fees waived - G Class	(1,088,161)
8,629,850

Net investment income (loss)	71,441,969

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	8,408,471
Forward foreign currency exchange contract transactions	(63,192)
Futures contract transactions	110,876
Swap agreement transactions	(7,104,015)
Foreign currency translation transactions	5,856
1,357,996

Change in net unrealized appreciation (depreciation) on:
Investments	67,516,960
Forward foreign currency exchange contracts	5,075
Futures contracts	(249,398)
Swap agreements	(23,707,813)
Translation of assets and liabilities in foreign currencies	(1,928)
43,562,896

Net realized and unrealized gain (loss)	44,920,892

Net Increase (Decrease) in Net Assets Resulting from Operations	$116,362,861

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2020 AND MARCH 31, 2019
Increase (Decrease) in Net Assets	March 31, 2020	March 31, 2019
Operations
Net investment income (loss)	$71,441,969	$63,169,301
Net realized gain (loss)	1,357,996	(37,606,523)
Change in net unrealized appreciation (depreciation)	43,562,896	14,006,416
Net increase (decrease) in net assets resulting from operations	116,362,861	39,569,194

Distributions to Shareholders
From earnings:
Investor Class	(24,766,117)	(34,069,357)
I Class	(5,119,851)	(8,450,282)
Y Class	(666,894)	(159,420)
A Class	(3,200,062)	(4,812,722)
C Class	(128,415)	(253,001)
R Class	(483,854)	(643,892)
R5 Class	(7,930,814)	(12,228,621)
R6 Class	(7,317,251)	(5,300,490)
G Class	(14,939,748)	(19,437,566)
Decrease in net assets from distributions	(64,553,006)	(85,355,351)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(253,441,567)	(461,708,343)

Net increase (decrease) in net assets	(201,631,712)	(507,494,500)

Net Assets
Beginning of period	2,553,096,589	3,060,591,089
End of period	$2,351,464,877	$2,553,096,589

See Notes to Financial Statements.

Notes to Financial Statements

MARCH 31, 2020

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Inflation-Adjusted Bond Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek to provide total return and inflation protection consistent with investment in inflation-indexed securities.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 28% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The investment advisor agreed to waive the G Class’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Trustees.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2020 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.1625% to 0.2800%	0.2500% to 0.3100%	0.46%
I Class		0.1500% to 0.2100%	0.36%
Y Class		0.0500% to 0.1100%	0.26%
A Class		0.2500% to 0.3100%	0.46%
C Class		0.2500% to 0.3100%	0.46%
R Class		0.2500% to 0.3100%	0.46%
R5 Class		0.0500% to 0.1100%	0.26%
R6 Class		0.0000% to 0.0600%	0.21%
G Class		0.0000% to 0.0600%	0.00%(1)

(1)	Effective annual management fee before waiver was 0.21%.

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2020 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2020 totaled $585,485,752, of which $469,029,533 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2020 totaled $872,357,740, of which $755,254,803 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2020		Year ended March 31, 2019
	Shares	Amount	Shares	Amount
Investor Class
Sold	10,431,587	$122,143,731	14,317,316	$162,060,702
Issued in reinvestment of distributions	2,088,768	24,193,374	2,983,655	33,390,811
Redeemed	(29,294,238)	(340,136,729)	(35,608,642)	(402,482,886)
	(16,773,883)	(193,799,624)	(18,307,671)	(207,031,373)
I Class
Sold	11,809,829	136,478,781	11,530,294	131,772,224
Issued in reinvestment of distributions	363,557	4,208,396	625,361	7,032,917
Redeemed	(7,854,002)	(91,288,007)	(24,470,524)	(276,384,891)
	4,319,384	49,399,170	(12,314,869)	(137,579,750)
Y Class
Sold	1,641,505	19,111,549	1,182,603	13,310,186
Issued in reinvestment of distributions	57,637	666,894	14,426	159,420
Redeemed	(481,530)	(5,586,254)	(33,191)	(371,165)
	1,217,612	14,192,189	1,163,838	13,098,441
A Class
Sold	5,753,249	66,909,988	5,075,108	57,218,565
Issued in reinvestment of distributions	161,102	1,862,822	298,880	3,343,200
Redeemed	(6,663,340)	(77,329,452)	(9,670,090)	(108,653,724)
	(748,989)	(8,556,642)	(4,296,102)	(48,091,959)
C Class
Sold	72,442	839,891	230,478	2,615,958
Issued in reinvestment of distributions	8,657	100,422	17,641	197,791
Redeemed	(470,010)	(5,470,919)	(519,259)	(5,842,453)
	(388,911)	(4,530,606)	(271,140)	(3,028,704)
R Class
Sold	891,272	10,419,402	922,526	10,452,601
Issued in reinvestment of distributions	37,108	431,422	51,873	582,668
Redeemed	(1,236,494)	(14,451,109)	(967,868)	(10,935,149)
	(308,114)	(3,600,285)	6,531	100,120
R5 Class
Sold	8,704,272	101,759,045	8,611,592	97,143,025
Issued in reinvestment of distributions	620,539	7,180,519	1,014,155	11,346,831
Redeemed	(14,593,064)	(169,723,166)	(19,497,568)	(219,581,481)
	(5,268,253)	(60,783,602)	(9,871,821)	(111,091,625)
R6 Class
Sold	13,941,601	162,877,563	15,438,634	174,046,202
Issued in reinvestment of distributions	541,333	6,259,783	447,142	4,977,221
Redeemed	(9,319,372)	(108,215,650)	(4,229,430)	(47,352,246)
	5,163,562	60,921,696	11,656,346	131,671,177

	Year ended March 31, 2020		Year ended March 31, 2019
	Shares	Amount	Shares	Amount
G Class
Sold	2,291,638	$26,798,603	1,753,919	$19,584,411
Issued in reinvestment of distributions	1,291,144	14,939,748	1,737,806	19,437,566
Redeemed	(12,733,213)	(148,422,214)	(12,412,260)	(138,776,647)
	(9,150,431)	(106,683,863)	(8,920,535)	(99,754,670)
Net increase (decrease)	(21,938,023)	$(253,441,567)	(41,155,423)	$(461,708,343)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$2,120,651,574	—
Commercial Mortgage-Backed Securities	—	76,754,536	—
Asset-Backed Securities	—	48,864,568	—
Collateralized Mortgage Obligations	—	46,236,724	—
Collateralized Loan Obligations	—	21,556,376	—
Corporate Bonds	—	2,635,628	—
Temporary Cash Investments	$9,364,454	24,749,655	—
	$9,364,454	$2,341,449,061	—
Other Financial Instruments
Swap Agreements	—	$7,034,309	—

Liabilities
Other Financial Instruments
Futures Contracts	$328,238	—	—
Swap Agreements	—	$41,030,234	—
	$328,238	$41,030,234	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $123,587,000.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,845,035.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $324,683,333 futures contracts purchased and $50,875,000 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $278,466,667.

Value of Derivative Instruments as of March 31, 2020

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	$1,827,764	Payable for variation margin on swap agreements*	—
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	$82,813
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	627,832
Other Contracts	Swap agreements	120,963	Swap agreements	27,501,612
		$1,948,727		$28,212,257

*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2020

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(1,360,992)	Change in net unrealized appreciation (depreciation) on swap agreements	$(2,513,961)
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	(63,192)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	5,075
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	110,876	Change in net unrealized appreciation (depreciation) on futures contracts	(249,398)
Other Contracts	Net realized gain (loss) on swap agreement transactions	(5,743,023)	Change in net unrealized appreciation (depreciation) on swap agreements	(21,193,852)
		$(7,056,331)		$(23,952,136)

Counterparty Risk — The fund is subject to counterparty risk, or the risk that an institution will fail to perform its obligations to the fund. The investment advisor attempts to minimize counterparty risk prior to entering into transactions by performing extensive reviews of the creditworthiness of all potential counterparties. The fund may also enter into agreements that provide provisions for legally enforceable master netting arrangements to manage the credit risk between counterparties related to forward foreign currency exchange contracts and/or over-the-counter swap agreements. A master netting arrangement provides for the net settlement of multiple contracts with a single counterparty through a single payment in the event of default or termination of any one contract. To mitigate counterparty risk, the fund may receive assets or be required to pledge assets at the custodian bank or with a broker as designated under prescribed collateral provisions.

The fund does not offset assets and liabilities subject to master netting arrangements on the Statement of Assets and Liabilities for financial reporting purposes. The fund’s asset derivatives and liability derivatives that are subject to legally enforceable offsetting arrangements as of period end were as follows:

Counterparty	Gross Amount on Statement of Assets and Liabilities	Amount Eligible for Offset	Collateral	Net Exposure*
Assets
Bank of America N.A.	$120,963	$(120,963)	—	—

Liabilities
Bank of America N.A.	$2,702,918	$(120,963)	$(2,581,955)	—
Barclays Bank plc	24,798,694	—	(24,798,694)	—
	$27,501,612	$(120,963)	$(27,380,649)	—

*The net exposure represents the amount receivable from the counterparty or amount payable to the counterparty in the event of default or termination.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. LIBOR will be phased out by the end of 2021. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$64,553,006	$85,355,351
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,202,769,138
Gross tax appreciation of investments	$159,828,486
Gross tax depreciation of investments	(11,784,109)
Net tax appreciation (depreciation) of investments	148,044,377
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(43,226,690)
Net tax appreciation (depreciation)	$104,817,687
Other book-to-tax adjustments	$(5,293,907)
Undistributed ordinary income	$25,785,887
Accumulated short-term capital losses	$(25,687,106)
Accumulated long-term capital losses	$(18,877,178)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$11.39	0.32	0.20	0.52	(0.28)	—	(0.28)	$11.63	4.62%	0.47%	2.70%	24%	$929,682
2019	$11.54	0.24	(0.06)	0.18	(0.33)	—	(0.33)	$11.39	1.63%	0.47%	2.17%	21%	$1,101,609
2018	$11.70	0.27	(0.18)	0.09	(0.25)	—	(0.25)	$11.54	0.80%	0.47%	2.34%	23%	$1,326,980
2017	$11.76	0.28	(0.09)	0.19	(0.23)	(0.02)	(0.25)	$11.70	1.57%	0.47%	2.42%	21%	$1,702,008
2016	$11.76	0.20	(0.09)	0.11	(0.11)	—	(0.11)	$11.76	0.98%	0.47%	1.69%	14%	$1,496,429
I Class
2020	$11.38	0.31	0.22	0.53	(0.30)	—	(0.30)	$11.61	4.64%	0.37%	2.80%	24%	$203,093
2019	$11.53	0.29	(0.10)	0.19	(0.34)	—	(0.34)	$11.38	1.73%	0.37%	2.27%	21%	$149,791
2018(3)	$11.69	0.29	(0.19)	0.10	(0.26)	—	(0.26)	$11.53	0.87%	0.37%(4)	2.55%(4)	23%(5)	$293,697
Y Class
2020	$11.38	0.30	0.25	0.55	(0.31)	—	(0.31)	$11.62	4.84%	0.27%	2.90%	24%	$28,234
2019	$11.53	0.25	(0.05)	0.20	(0.35)	—	(0.35)	$11.38	1.83%	0.27%	2.37%	21%	$13,802
2018(3)	$11.69	0.30	(0.19)	0.11	(0.27)	—	(0.27)	$11.53	0.95%	0.27%(4)	2.64%(4)	23%(5)	$566

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2020	$11.36	0.29	0.19	0.48	(0.25)	—	(0.25)	$11.59	4.28%	0.72%	2.45%	24%	$148,184
2019	$11.50	0.22	(0.06)	0.16	(0.30)	—	(0.30)	$11.36	1.46%	0.72%	1.92%	21%	$153,652
2018	$11.67	0.24	(0.19)	0.05	(0.22)	—	(0.22)	$11.50	0.46%	0.72%	2.09%	23%	$205,059
2017	$11.73	0.25	(0.09)	0.16	(0.20)	(0.02)	(0.22)	$11.67	1.32%	0.72%	2.17%	21%	$288,058
2016	$11.73	0.18	(0.10)	0.08	(0.08)	—	(0.08)	$11.73	0.73%	0.72%	1.44%	14%	$193,664
C Class
2020	$11.36	0.21	0.20	0.41	(0.17)	—	(0.17)	$11.60	3.49%	1.47%	1.70%	24%	$7,134
2019	$11.51	0.14	(0.07)	0.07	(0.22)	—	(0.22)	$11.36	0.70%	1.47%	1.17%	21%	$11,407
2018	$11.68	0.16	(0.19)	(0.03)	(0.14)	—	(0.14)	$11.51	(0.29)%	1.47%	1.34%	23%	$14,674
2017	$11.74	0.17	(0.10)	0.07	(0.11)	(0.02)	(0.13)	$11.68	0.55%	1.47%	1.42%	21%	$15,972
2016	$11.76	0.08	(0.09)	(0.01)	(0.01)	—	(0.01)	$11.74	(0.05)%	1.47%	0.69%	14%	$16,558
R Class
2020	$11.41	0.26	0.21	0.47	(0.23)	—	(0.23)	$11.65	4.09%	0.97%	2.20%	24%	$23,721
2019	$11.55	0.17	(0.04)	0.13	(0.27)	—	(0.27)	$11.41	1.20%	0.97%	1.67%	21%	$26,748
2018	$11.72	0.22	(0.20)	0.02	(0.19)	—	(0.19)	$11.55	0.21%	0.97%	1.84%	23%	$27,016
2017	$11.78	0.22	(0.09)	0.13	(0.17)	(0.02)	(0.19)	$11.72	1.06%	0.97%	1.92%	21%	$26,920
2016	$11.78	0.13	(0.08)	0.05	(0.05)	—	(0.05)	$11.78	0.48%	0.97%	1.19%	14%	$17,695

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2020	$11.38	0.34	0.21	0.55	(0.31)	—	(0.31)	$11.62	4.84%	0.27%	2.90%	24%	$273,591
2019	$11.53	0.28	(0.08)	0.20	(0.35)	—	(0.35)	$11.38	1.83%	0.27%	2.37%	21%	$327,939
2018	$11.69	0.29	(0.17)	0.12	(0.28)	—	(0.28)	$11.53	0.92%	0.27%	2.54%	23%	$445,988
2017	$11.76	0.31	(0.11)	0.20	(0.25)	(0.02)	(0.27)	$11.69	1.78%	0.27%	2.62%	21%	$1,206,044
2016	$11.76	0.21	(0.08)	0.13	(0.13)	—	(0.13)	$11.76	1.19%	0.27%	1.89%	14%	$1,147,155
R6 Class
2020	$11.38	0.33	0.21	0.54	(0.31)	—	(0.31)	$11.61	4.80%	0.22%	2.95%	24%	$303,503
2019	$11.52	0.26	(0.04)	0.22	(0.36)	—	(0.36)	$11.38	1.98%	0.22%	2.42%	21%	$238,545
2018(6)	$11.55	0.20	(0.11)	0.09	(0.12)	—	(0.12)	$11.52	0.74%	0.22%(4)	2.56%(4)	23%(5)	$107,331
G Class
2020	$11.39	0.37	0.21	0.58	(0.34)	—	(0.34)	$11.63	5.11%	0.01%(7)	3.16%(7)	24%	$434,322
2019	$11.53	0.30	(0.06)	0.24	(0.38)	—	(0.38)	$11.39	2.19%	0.01%(8)	2.63%(8)	21%	$529,604
2018(6)	$11.55	0.22	(0.12)	0.10	(0.12)	—	(0.12)	$11.53	0.88%	0.01%(4)(9)	2.80%(4)(9)	23%(5)	$639,280

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 10, 2017 (commencement of sale) through March 31, 2018.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

(6)	July 28, 2017 (commencement of sale) through March 31, 2018.

(7)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.22% and 2.95%, respectively.

(8)	The ratio of operating expenses to average net assets before expense waiver and the ratio of net investment income (loss) to average net assets before expense waiver was 0.22% and 2.42%, respectively.

(9)
The annualized ratio of operating expenses to average net assets before expense waiver and the annualized ratio of net investment income (loss) to average net assets before expense waiver was 0.22% and 2.59%, respectively.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Government Income Trust and Shareholders of Inflation-Adjusted Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Inflation-Adjusted Bond Fund (one of the funds constituting American Century Government Income Trust, referred to hereafter as the “Fund”) as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

32

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	57	None

33

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

34

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

35

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92277 2005

Annual Report

March 31, 2020

Short-Term Government Fund
Investor Class (TWUSX)
I Class (ASGHX)
A Class (TWAVX)
C Class (TWACX)
R Class (TWARX)
R5 Class (TWUOX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the fund or your financial intermediary electronically by calling or sending an email request to your appropriate contacts as listed on the back cover of this report.

You may elect to receive all future reports in paper free of charge. You can inform the fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request to your appropriate contacts as listed on the back cover of this report. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended March 31, 2020. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional insights, please visit americancentury.com.

Virus Outbreak Abruptly Altered Economic, Market Backdrops

Through most of the period, market sentiment was upbeat, partly due to accommodative Federal Reserve (Fed) policy and modest inflation. Improving economic and corporate earnings data and a phase 1 U.S.-China trade deal also helped boost growth outlooks. Against this backdrop, key U.S. stock benchmarks rose to record highs by mid-February, and U.S. bonds continued to advance.

However, beginning in late February, unprecedented social and economic turmoil emerged and reversed the positive trajectory. The COVID-19 epidemic originating in China rapidly spread throughout the world, forcing stay-at-home orders and industry-wide shutdowns. U.S. stocks, corporate bonds and other riskier assets sold off sharply, while U.S. Treasuries rallied in the global flight to quality. The Fed stepped in quickly and aggressively, slashing interest rates to near 0% and enacting massive lending and asset-purchase programs to stabilize the financial system.

The swift and severe sell-off erased the strong stock market gains realized earlier in the period and left key benchmarks with losses for the 12 months. Reflecting their defensive characteristics, high-quality U.S. bonds withstood the turmoil and delivered solid returns for the 12-month period.

Promoting Health and Safety Remains Our Focus

While the market impact of COVID-19 has been severe, reducing the human toll is most important. We are monitoring the situation closely and following guidelines and protocols from all relevant authorities. Our firm has activated a comprehensive Pandemic Response Plan, which includes social distancing and work-from-home mandates, travel restrictions and escalated cleaning regimens at all our facilities. We’ve also launched a Business Continuity Plan to maintain regular business operations and ensure delivery of outstanding service.

We appreciate your confidence in us during these extraordinary times. We have a long history of helping clients weather volatile markets, and we are confident we will meet today’s challenges. In the meantime, the health and safety of you, your family and our employees remain a top priority.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of March 31, 2020
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWUSX	4.48%	1.35%	1.06%	—	12/15/82
Bloomberg Barclays U.S. 1-3 Year Government Bond Index	—	5.37%	1.84%	1.45%	—	—
I Class	ASGHX	4.59%	—	—	2.28%	4/10/17
A Class	TWAVX					7/8/98
No sales charge		4.33%	1.12%	0.82%	—
With sales charge		1.96%	0.67%	0.59%	—
C Class	TWACX	3.46%	0.34%	0.05%	—	3/1/10
R Class	TWARX	4.09%	0.85%	0.56%	—	3/1/10
R5 Class	TWUOX	4.69%	1.56%	1.25%	—	3/1/10
Average annual returns since inception are presented when ten years of performance history is not available.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 2.25% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made March 31, 2010
Performance for other share classes will vary due to differences in fee structure.

Value on March 31, 2020
Investor Class — $11,116

Bloomberg Barclays U.S. 1-3 Year Government Bond Index — $11,547

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R5 Class
0.55%	0.45%	0.80%	1.55%	1.05%	0.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Hando Aguilar, Brian Howell, Dan Shiffman and Jim Platz

Performance Summary

Short-Term Government returned 4.48%* for the 12 months ended March 31, 2020. By comparison, the Bloomberg Barclays U.S. 1-3 Year Government Bond Index returned 5.37%. Fund returns reflect operating expenses, while index returns do not. Returns for the fund and the index largely reflected the defensive characteristics of U.S. government securities in the face of unprecedented market unrest in early 2020.

The reporting period began on an upbeat note for bond investors. The Federal Reserve’s (Fed’s) early 2019 pivot toward dovish policy set the stage for rate cuts in July, September and October. This action, along with modest economic and earnings growth and low inflation, generally supported solid gains for U.S. bonds. By year-end 2019, global economic data improved, the U.S. and China signed a phase 1 trade deal and the Fed suggested it would hold rates steady through 2020.

Conditions deteriorated rapidly within the first quarter of 2020. As the COVID-19 epidemic originating in China expanded into a pandemic, nervous fixed-income investors scrambled to shed credit risk and seek shelter in cash. Beginning in late February, market volatility soared and liquidity sank. In response, the Fed slashed short-term rates to near 0% by mid-March and launched a series of initiatives to stabilize the financial markets. Separately, Congress passed a $2 trillion fiscal relief package. Reflecting market sentiment, the 10-year Treasury yield started the period at 2.41% and closed at 0.68% after touching a record-low 0.54% in early March. The two-year Treasury yield followed a similar path during the 12-month period, dropping from 2.27% to 0.22%, including a 135-basis-point decline in the first quarter of 2020.

Amid the global flight to quality, U.S. Treasuries rallied considerably, and nearly every other asset sold off. Subsequently, the Fed’s rescue programs helped stabilize credit-sensitive sectors of the fixed-income universe, including mortgage-backed securities and municipal bonds (munis). Against this backdrop, an underweight position in Treasuries, relative to the index, and positions in out-of-index securitized securities accounted for much of Short-Term Government's underperformance.

Securitized Exposure Modestly Detracted Due to March Sell-Off

We continued to underweight Treasuries in favor of spread (non-Treasury) sectors, primarily out-of-index securitized bonds. Although this strategy contributed to performance for most of the period, it diminished returns amid the rush for stability and liquidity in March. Forced selling of nearly all spread sectors hampered securitized bonds, particularly our credit-sensitive positions in agency commercial mortgage-backed securities (CMBS) and agency collateralized mortgage obligations. However, our exposure to traditional pass-through mortgage-backed securities (MBS) generally fared better. In late March, after the Fed said its asset-buying plan would include agency mortgage issues, agency MBS rallied and agency CMBS stabilized.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the index, other share classes may not. See page 3 for returns for all share classes.

5

TIPS Weighed on Results; Duration Strategy Added Value

Our out-of-index allocation to Treasury inflation-protected securities (TIPS) detracted from relative performance. Late in the period, the market’s inflation expectations, as indicated by inflation breakeven rates, sagged to their lowest level since 2009, which dragged down TIPS performance. Alternatively, the portfolio’s slightly longer duration than the index aided relative results as Treasury yields plunged.

Portfolio Positioning

The economic downturn during the first quarter was swift and severe, but we do not expect an equally swift, or V-shaped, recovery. The consumer is the main driver of the U.S. economy, and we believe the effects of the COVID-19 pandemic will weigh on consumer sentiment—and job and economic growth—for several months. Ultimately, this crisis requires a medical solution.

With its massive financial rescue package, the Fed has demonstrated it will take extraordinary steps to maintain broad market liquidity and assure credit market stability. However, we don’t expect the Fed to ease further, as policymakers previously noted an unwillingness to push rates below zero. Additionally, the effects of significant fiscal stimulus should allow the Fed to keep rates steady.

Heightened volatility often creates market disruptions that lead to attractive buying opportunities. In the flight to quality during the first quarter of 2020, we identified such opportunities in select non-Treasury sectors. We’re remaining cautious and defensive in our positioning, focusing on high-quality securities and positioning our portfolio to weather a U-shaped recovery. We’re emphasizing securities the Fed is buying, including agency-backed mortgage securities and TIPS. The Fed is also purchasing munis, and late in the period we added a position in these out-of-index securities.

At the same time, we’re reviewing each portfolio holding, eliminating securities we’re uncomfortable holding in the current environment. In particular, we’ve reduced exposure to select securitized securities. We believe rising unemployment and the broad economic shutdown created by the pandemic will create challenges for certain segments of the mortgage market. As always, we favor a bottom-up approach to portfolio management, emphasizing careful security selection.

6

Fund Characteristics

MARCH 31, 2020
Portfolio at a Glance
Average Duration (effective)	2.0 years
Weighted Average Life to Maturity	2.3 years

Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities and Equivalents	71.4%
Collateralized Mortgage Obligations	10.4%
Municipal Securities	8.5%
U.S. Government Agency Securities	4.3%
U.S. Government Agency Mortgage-Backed Securities	3.7%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	0.4%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 10/1/19	Ending Account Value 3/31/20	Expenses Paid During Period(1) 10/1/19 - 3/31/20	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,027.40	$2.79	0.55%
I Class	$1,000	$1,028.00	$2.28	0.45%
A Class	$1,000	$1,026.10	$4.05	0.80%
C Class	$1,000	$1,021.70	$7.83	1.55%
R Class	$1,000	$1,025.00	$5.32	1.05%
R5 Class	$1,000	$1,027.40	$1.77	0.35%
Hypothetical
Investor Class	$1,000	$1,022.25	$2.78	0.55%
I Class	$1,000	$1,022.75	$2.28	0.45%
A Class	$1,000	$1,021.00	$4.04	0.80%
C Class	$1,000	$1,017.25	$7.82	1.55%
R Class	$1,000	$1,019.75	$5.30	1.05%
R5 Class	$1,000	$1,023.25	$1.77	0.35%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

9

Schedule of Investments

MARCH 31, 2020

	Principal Amount	Value
U.S. TREASURY SECURITIES AND EQUIVALENTS — 71.4%
Iraq Government AID Bond, 2.15%, 1/18/22	$700,000	$725,101
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/23	1,229,382	1,214,428
U.S. Treasury Inflation Indexed Notes, 0.50%, 4/15/24	2,454,840	2,491,002
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/24	2,172,880	2,178,039
U.S. Treasury Notes, 1.875%, 12/15/20(1)	300,000	303,727
U.S. Treasury Notes, 1.75%, 7/31/21	6,300,000	6,431,783
U.S. Treasury Notes, 1.125%, 8/31/21	3,000,000	3,039,551
U.S. Treasury Notes, 1.50%, 8/31/21	20,000,000	20,366,797
U.S. Treasury Notes, 1.50%, 9/30/21	11,000,000	11,212,910
U.S. Treasury Notes, 1.50%, 10/31/21	5,000,000	5,101,660
U.S. Treasury Notes, 1.625%, 12/31/21	2,000,000	2,049,101
U.S. Treasury Notes, 1.125%, 2/28/22	20,000,000	20,342,969
U.S. Treasury Notes, 1.75%, 2/28/22	700,000	720,426
U.S. Treasury Notes, 0.375%, 3/31/22	22,000,000	22,060,586
U.S. Treasury Notes, 1.75%, 6/15/22	28,000,000	28,943,359
U.S. Treasury Notes, 1.75%, 7/15/22	17,000,000	17,589,355
U.S. Treasury Notes, 1.50%, 8/15/22	9,000,000	9,275,097
U.S. Treasury Notes, 1.50%, 9/15/22	10,500,000	10,820,537
U.S. Treasury Notes, 1.625%, 12/15/22	10,000,000	10,368,945
U.S. Treasury Notes, 0.50%, 3/15/23	21,800,000	21,938,805
TOTAL U.S. TREASURY SECURITIES AND EQUIVALENTS (Cost $193,725,602)		197,174,178
COLLATERALIZED MORTGAGE OBLIGATIONS — 10.4%
U.S. Government Agency Collateralized Mortgage Obligations — 10.4%
FHLMC, Series 3114, Class FT, VRN, 1.05%, (1-month LIBOR plus 0.35%), 9/15/30	442,249	440,841
FHLMC, Series 3149, Class LF, VRN, 1.00%, (1-month LIBOR plus 0.30%), 5/15/36	1,234,373	1,229,765
FHLMC, Series 3200, Class FP, VRN, 0.90%, (1-month LIBOR plus 0.20%), 8/15/36	757,644	745,133
FHLMC, Series 3206, Class FE, VRN, 1.10%, (1-month LIBOR plus 0.40%), 8/15/36	311,376	303,933
FHLMC, Series 3213, Class LF, VRN, 0.92%, (1-month LIBOR plus 0.22%), 9/15/36	1,036,216	1,025,076
FHLMC, Series 3231, Class FA, VRN, 1.10%, (1-month LIBOR plus 0.40%), 10/15/36	380,584	377,073
FHLMC, Series 3301, Class FA, VRN, 1.00%, (1-month LIBOR plus 0.30%), 8/15/35	372,576	363,301
FHLMC, Series 3380, Class FP, VRN, 1.05%, (1-month LIBOR plus 0.35%), 11/15/36	424,448	419,848
FHLMC, Series 3508, Class PF, VRN, 1.55%, (1-month LIBOR plus 0.85%), 2/15/39	163,965	166,783
FHLMC, Series 3587, Class FB, VRN, 1.48%, (1-month LIBOR plus 0.78%), 2/15/36	425,823	428,495
FHLMC, Series K037, Class A1 SEQ, 2.59%, 4/25/23	814,614	837,831
FHLMC, Series K039, Class A1 SEQ, 2.68%, 12/25/23	1,482,081	1,536,893

10

	Principal Amount	Value
FHLMC, Series K043, Class A1 SEQ, 2.53%, 10/25/23	$972,485	$1,004,339
FHLMC, Series K718, Class A1 SEQ, 2.375%, 9/25/21	1,065,058	1,080,254
FHLMC, Series K722, Class A1 SEQ, 2.18%, 5/25/22	926,161	949,626
FHLMC, Series K725, Class A2 SEQ, 3.00%, 1/25/24	2,100,000	2,239,219
FHLMC, Series K726, Class A2 SEQ, 2.91%, 4/25/24	1,700,000	1,801,182
FHLMC, Series KF32, Class A, VRN, 1.89%, (1-month LIBOR plus 0.37%), 5/25/24	310,219	311,723
FHLMC, Series KF35, Class A, VRN, 1.87%, (1-month LIBOR plus 0.35%), 8/25/24	882,213	884,098
FHLMC, Series KI03, Class A, VRN, 1.77%, (1-month LIBOR plus 0.25%), 2/25/23	129,491	127,491
FHLMC, Series KIR1, Class A1 SEQ, 2.45%, 3/25/26	2,522,203	2,662,083
FHLMC, Series Q009, Class A, VRN, 1.87%, (1-month LIBOR plus 0.35%), 4/25/24	1,570,141	1,546,379
FNMA, Series 2004-28, Class FE, VRN, 1.30%, (1-month LIBOR plus 0.35%), 5/25/34	1,289,994	1,279,418
FNMA, Series 2006-11, Class FA, VRN, 1.25%, (1-month LIBOR plus 0.30%), 3/25/36	359,642	355,285
FNMA, Series 2006-60, Class KF, VRN, 1.25%, (1-month LIBOR plus 0.30%), 7/25/36	861,253	848,899
FNMA, Series 2006-72, Class TE, VRN, 1.25%, (1-month LIBOR plus 0.30%), 8/25/36	488,080	481,241
FNMA, Series 2008-9, Class FA, VRN, 1.45%, (1-month LIBOR plus 0.50%), 2/25/38	1,350,640	1,342,737
FNMA, Series 2009-33, Class FB, VRN, 1.77%, (1-month LIBOR plus 0.82%), 3/25/37	520,548	524,382
FNMA, Series 2009-89, Class FD, VRN, 1.55%, (1-month LIBOR plus 0.60%), 5/25/36	265,052	264,887
FNMA, Series 2016-11, Class FB, VRN, 2.21%, (1-month LIBOR plus 0.55%), 3/25/46	423,305	424,448
FNMA, Series 2016-M13, Class FA, VRN, 2.32%, (1-month LIBOR plus 0.67%), 11/25/23	286,978	287,209
FNMA, Series 2016-M2, Class FA, VRN, 2.51%, (1-month LIBOR plus 0.85%), 1/25/23	450,226	451,685
GNMA, Series 2010-14, Class QF, VRN, 1.15%, (1-month LIBOR plus 0.45%), 2/16/40	721,993	718,071
GNMA, Series 2012-105, Class FE, VRN, 1.07%, (1-month LIBOR plus 0.30%), 1/20/41	909,090	905,364
GNMA, Series 2016-68, Class MF, VRN, 1.88%, (1-month LIBOR plus 0.30%), 5/20/46	527,036	519,766
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $28,602,763)		28,884,758
MUNICIPAL SECURITIES — 8.5%
Contra Costa Community College District GO, 5.00%, 8/1/23, Prerefunded at 100% of Par(2)	1,000,000	1,129,640
Fairfax County GO, 5.00%, 10/1/21, Prerefunded at 100% of Par(2)	3,660,000	3,877,038
Indiana University Rev., 5.00%, 6/1/22, Prerefunded at 100% of Par(2)	630,000	683,380
JobsOhio Beverage System Rev., 5.00%, 1/1/23, Prerefunded at 100% of Par(2)	2,335,000	2,581,389
Metropolitan Government of Nashville & Davidson County GO, 5.00%, 1/1/23, Prerefunded at 100% of Par(2)	3,445,000	3,808,516
San Diego Community College District GO, 5.00%, 8/1/23, Prerefunded at 100% of Par(2)	4,000,000	4,518,560

11

	Principal Amount	Value
State of Washington GO, 5.00%, 2/1/21, Prerefunded at 100% of Par(2)	$1,000,000	$1,032,140
State of Washington GO, 5.00%, 2/1/22, Prerefunded at 100% of Par(2)	2,000,000	2,143,580
State of Washington GO, 5.00%, 2/1/22, Prerefunded at 100% of Par(2)	2,500,000	2,679,475
State of Wisconsin GO, 4.00%, 5/1/21, Prerefunded at 100% of Par(2)	1,000,000	1,032,270
TOTAL MUNICIPAL SECURITIES (Cost $23,160,022)		23,485,988
U.S. GOVERNMENT AGENCY SECURITIES — 4.3%
FHLMC, 1.50%, 2/12/25	800,000	835,336
FNMA, 2.00%, 1/5/22	3,465,000	3,564,173
FNMA, 1.375%, 9/6/22	7,200,000	7,373,218
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $11,643,511)		11,772,727
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 3.7%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities — 3.5%
FHLMC, VRN, 2.50%, (1-month COF 11 plus 1.50%), 1/1/21	3,178	3,172
FHLMC, VRN, 4.13%, (6-month LIBOR plus 2.26%), 3/1/24	13,506	13,595
FHLMC, VRN, 4.21%, (1-year H15T1Y plus 2.25%), 9/1/35	125,328	127,268
FHLMC, VRN, 4.19%, (1-year H15T1Y plus 2.14%), 10/1/36	67,891	68,537
FHLMC, VRN, 3.94%, (12-month LIBOR plus 1.67%), 12/1/36	114,927	116,154
FHLMC, VRN, 4.32%, (1-year H15T1Y plus 2.25%), 4/1/37	49,031	49,618
FHLMC, VRN, 4.64%, (12-month LIBOR plus 1.80%), 5/1/40	51,219	51,786
FHLMC, VRN, 4.51%, (12-month LIBOR plus 1.88%), 7/1/40	137,971	141,492
FHLMC, VRN, 3.90%, (12-month LIBOR plus 1.78%), 9/1/40	80,639	82,321
FHLMC, VRN, 4.77%, (12-month LIBOR plus 1.88%), 5/1/41	65,300	66,797
FHLMC, VRN, 3.76%, (12-month LIBOR plus 1.88%), 10/1/41	201,360	204,297
FHLMC, VRN, 3.67%, (12-month LIBOR plus 1.65%), 12/1/42	175,119	178,051
FHLMC, VRN, 2.84%, (12-month LIBOR plus 1.63%), 1/1/44	393,141	402,801
FHLMC, VRN, 3.20%, (12-month LIBOR plus 1.62%), 6/1/44	309,356	319,977
FHLMC, VRN, 4.11%, (12-month LIBOR plus 1.60%), 10/1/44	103,596	104,994
FHLMC, VRN, 2.57%, (12-month LIBOR plus 1.60%), 6/1/45	304,498	309,977
FNMA, VRN, 4.58%, (1-year H15T1Y plus 2.08%), 5/1/22	6,319	6,323
FNMA, VRN, 4.29%, (1-year H15T1Y plus 2.12%), 8/1/23	2,287	2,314
FNMA, VRN, 4.58%, (1-year H15T1Y plus 1.95%), 8/1/23	1,880	1,887
FNMA, VRN, 4.03%, (1-year H15T1Y plus 2.28%), 5/1/25	15,032	15,203
FNMA, VRN, 3.58%, (6-month LIBOR plus 1.50%), 3/1/33	215,904	217,322
FNMA, VRN, 3.49%, (6-month LIBOR plus 1.57%), 6/1/35	22,182	22,593
FNMA, VRN, 3.50%, (6-month LIBOR plus 1.57%), 6/1/35	262,800	267,435
FNMA, VRN, 3.51%, (6-month LIBOR plus 1.57%), 6/1/35	144,031	146,602
FNMA, VRN, 3.51%, (6-month LIBOR plus 1.57%), 6/1/35	173,389	176,492
FNMA, VRN, 3.56%, (6-month LIBOR plus 1.54%), 9/1/35	116,971	119,083
FNMA, VRN, 3.61%, (6-month LIBOR plus 1.55%), 3/1/36	256,507	261,200
FNMA, VRN, 3.83%, (12-month LIBOR plus 1.75%), 11/1/39	332,700	339,716
FNMA, VRN, 3.69%, (12-month LIBOR plus 1.69%), 1/1/40	18,619	18,993
FNMA, VRN, 3.64%, (12-month LIBOR plus 1.79%), 8/1/40	120,929	123,375
FNMA, VRN, 4.375%, (12-month LIBOR plus 1.75%), 7/1/41	21,244	21,393

12

	Principal Amount/Shares	Value
FNMA, VRN, 3.97%, (12-month LIBOR plus 1.74%), 5/1/42	$3,061,194	$3,124,007
FNMA, VRN, 3.70%, (12-month LIBOR plus 1.56%), 3/1/43	112,817	114,583
FNMA, VRN, 2.29%, (12-month LIBOR plus 1.59%), 8/1/45	106,801	107,621
FNMA, VRN, 2.625%, (12-month LIBOR plus 1.60%), 4/1/46	392,799	401,141
FNMA, VRN, 2.84%, (12-month LIBOR plus 1.61%), 4/1/46	309,462	316,974
FNMA, VRN, 2.65%, (12-month LIBOR plus 1.61%), 5/1/46	502,064	512,507
FNMA, VRN, 3.17%, (12-month LIBOR plus 1.61%), 3/1/47	293,472	303,624
FNMA, VRN, 3.16%, (12-month LIBOR plus 1.61%), 4/1/47	306,210	316,729
FNMA, VRN, 2.82%, (12-month LIBOR plus 1.60%), 9/1/47	475,575	486,258
GNMA, VRN, 4.50%, (1-year H15T1Y plus 2.00%), 2/20/21	4,119	4,137
GNMA, VRN, 3.625%, (1-year H15T1Y plus 2.00%), 11/20/21	972	986
		9,669,335
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 0.2%
FNMA, 7.00%, 5/1/32	35,073	36,484
FNMA, 7.00%, 5/1/32	88,549	102,037
FNMA, 7.00%, 6/1/32	58,165	67,070
FNMA, 7.00%, 6/1/32	2,076	2,082
FNMA, 7.00%, 8/1/32	16,818	16,867
FNMA, 3.50%, 3/1/34	279,067	294,159
		518,699
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $10,269,843)		10,188,034
TEMPORARY CASH INVESTMENTS — 1.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.875% - 3.00%, 11/30/21 - 5/15/45, valued at $1,183,210), in a joint trading account at 0.01%, dated 3/31/20, due 4/1/20 (Delivery value $1,160,205)		1,160,205
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,423,365	2,423,365
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,583,570)		3,583,570
TOTAL INVESTMENT SECURITIES — 99.6% (Cost $270,985,311)		275,089,255
OTHER ASSETS AND LIABILITIES — 0.4%		1,127,823
TOTAL NET ASSETS — 100.0%		$276,217,078

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	16	June 2020	$3,200,000	$3,526,125	$285

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Underlying Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Notes	46	June 2020	$4,600,000	$5,766,531	$(41,049)

13

NOTES TO SCHEDULE OF INVESTMENTS
AID	-	Agency for International Development
COF 11	-	Cost of Funds for the 11th District of San Francisco Index
Equivalent	-	Security whose payments are secured by the U.S. Treasury
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
GNMA	-	Government National Mortgage Association
GO	-	General Obligation
H15T1Y	-	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
LIBOR	-	London Interbank Offered Rate
SEQ	-	Sequential Payer
VRN	-
Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on futures contracts. At the period end, the aggregate value of securities pledged was $53,912.

(2)	Escrowed to maturity in U.S. government securities or state and local government securities.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

MARCH 31, 2020
Assets
Investment securities, at value (cost of $270,985,311)	$275,089,255
Receivable for investments sold	6,198,328
Receivable for capital shares sold	616,278
Interest receivable	780,608
282,684,469

Liabilities
Payable for investments purchased	5,862,033
Payable for capital shares redeemed	492,540
Payable for variation margin on futures contracts	886
Accrued management fees	103,501
Distribution and service fees payable	5,011
Dividends payable	3,420
6,467,391

Net Assets	$276,217,078

Net Assets Consist of:
Capital paid in	$274,800,290
Distributable earnings	1,416,788
$276,217,078

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class	$213,672,096	21,905,280	$9.75
I Class	$23,044,896	2,363,600	$9.75
A Class	$8,986,521	920,857	$9.76*
C Class	$2,990,864	312,408	$9.57
R Class	$1,994,525	205,168	$9.72
R5 Class	$25,528,176	2,617,144	$9.75
*Maximum offering price $9.98 (net asset value divided by 0.9775).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED MARCH 31, 2020
Investment Income (Loss)
Income:
Interest	$3,941,653

Expenses:
Management fees	1,010,853
Distribution and service fees:
A Class	16,964
C Class	25,598
R Class	3,304
Trustees' fees and expenses	14,216
Other expenses	3,563
1,074,498

Net investment income (loss)	2,867,155

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,606,640
Futures contract transactions	156,792
2,763,432

Change in net unrealized appreciation (depreciation) on:
Investments	3,457,400
Futures contracts	(104,955)
3,352,445

Net realized and unrealized gain (loss)	6,115,877

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,983,032

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED MARCH 31, 2020 AND MARCH 31, 2019
Increase (Decrease) in Net Assets	March 31, 2020	March 31, 2019
Operations
Net investment income (loss)	$2,867,155	$3,457,675
Net realized gain (loss)	2,763,432	(1,179,423)
Change in net unrealized appreciation (depreciation)	3,352,445	1,947,756
Net increase (decrease) in net assets resulting from operations	8,983,032	4,226,008

Distributions to Shareholders
From earnings:
Investor Class	(2,481,129)	(3,078,963)
I Class	(78,339)	(58,306)
A Class	(85,527)	(114,649)
C Class	(10,948)	(1)
R Class	(5,825)	(3,283)
R5 Class	(393,757)	(369,935)
Decrease in net assets from distributions	(3,055,525)	(3,625,137)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	75,138,346	(7,349,882)

Net increase (decrease) in net assets	81,065,853	(6,749,011)

Net Assets
Beginning of period	195,151,225	201,900,236
End of period	$276,217,078	$195,151,225

See Notes to Financial Statements.

17

Notes to Financial Statements

MARCH 31, 2020

1. Organization

American Century Government Income Trust (the trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Massachusetts business trust. Short-Term Government Fund (the fund) is one fund in a series issued by the trust. The fund’s investment objective is to seek high current income while maintaining safety of principal.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R5 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities and municipal securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region.

18

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Trustees. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and trustees of the trust are also officers and/or directors of American Century Companies, Inc. (ACC). The trust's investment advisor, ACIM, the trust's distributor, American Century Investment Services, Inc. (ACIS), and the trust's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

19

Management Fees — The trust has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds.

The Investment Category Fee range, the Complex Fee range and the effective annual management fee for each class for the period ended March 31, 2020 are as follows:

	Investment Category Fee Range	Complex Fee Range	Effective Annual Management Fee
Investor Class	0.2425% to 0.3600%	0.2500% to 0.3100%	0.54%
I Class		0.1500% to 0.2100%	0.44%
A Class		0.2500% to 0.3100%	0.54%
C Class		0.2500% to 0.3100%	0.54%
R Class		0.2500% to 0.3100%	0.54%
R5 Class		0.0500% to 0.1100%	0.34%

Distribution and Service Fees — The Board of Trustees has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended March 31, 2020 are detailed in the Statement of Operations.

Trustees’ Fees and Expenses — The Board of Trustees is responsible for overseeing the investment advisor’s management and operations of the fund. The trustees receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Trustees. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended March 31, 2020 totaled $463,221,266, of which $440,059,774 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended March 31, 2020 totaled $347,020,698, all of which were U.S. Treasury and Government Agency obligations.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows (unlimited number of shares authorized):

	Year ended March 31, 2020		Year ended March 31, 2019
	Shares	Amount	Shares	Amount
Investor Class
Sold	8,259,539	$79,924,692	3,788,352	$35,685,191
Issued in reinvestment of distributions	251,772	2,407,367	315,532	2,974,448
Redeemed	(3,452,058)	(32,995,328)	(5,232,258)	(49,326,028)
	5,059,253	49,336,731	(1,128,374)	(10,666,389)
I Class
Sold	4,106,678	39,812,381	153,155	1,442,880
Issued in reinvestment of distributions	8,180	78,339	6,160	58,060
Redeemed	(2,104,492)	(20,432,086)	(90,976)	(857,333)
	2,010,366	19,458,634	68,339	643,607
A Class
Sold	1,030,698	9,917,460	137,666	1,298,505
Issued in reinvestment of distributions	8,875	84,939	12,047	113,574
Redeemed	(676,871)	(6,505,776)	(533,016)	(5,013,486)
	362,702	3,496,623	(383,303)	(3,601,407)
C Class
Sold	71,124	674,363	305,648	2,806,540
Issued in reinvestment of distributions	1,156	10,848	—	1
Redeemed	(48,262)	(452,124)	(81,056)	(743,678)
	24,018	233,087	224,592	2,062,863
R Class
Sold	243,567	2,332,700	21,666	203,414
Issued in reinvestment of distributions	603	5,764	347	3,262
Redeemed	(70,887)	(682,314)	(8,990)	(84,404)
	173,283	1,656,150	13,023	122,272
R5 Class
Sold	1,543,919	14,758,820	1,978,365	18,705,669
Issued in reinvestment of distributions	41,155	393,757	39,112	368,956
Redeemed	(1,483,146)	(14,195,456)	(1,589,916)	(14,985,453)
	101,928	957,121	427,561	4,089,172
Net increase (decrease)	7,731,550	$75,138,346	(778,162)	$(7,349,882)

21

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities and Equivalents	—	$197,174,178	—
Collateralized Mortgage Obligations	—	28,884,758	—
Municipal Securities	—	23,485,988	—
U.S. Government Agency Securities	—	11,772,727	—
U.S. Government Agency Mortgage-Backed Securities	—	10,188,034	—
Temporary Cash Investments	$2,423,365	1,160,205	—
	$2,423,365	$272,665,890	—
Other Financial Instruments
Futures Contracts	$285	—	—

Liabilities
Other Financial Instruments
Futures Contracts	$41,049	—	—

22

7. Derivative Instruments

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $29,758,333 futures contracts purchased and $8,600,000 futures contracts sold.

The value of interest rate risk derivative instruments as of March 31, 2020, is disclosed on the Statement of Assets and Liabilities as a liability of $886 in payable for variation margin on futures contracts*. For the year ended March 31, 2020, the effect of interest rate risk derivative instruments on the Statement of Operations was $156,792 in net realized gain (loss) on futures contract transactions and $(104,955) in change in net unrealized appreciation (depreciation) on futures contracts.

*Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. LIBOR will be phased out by the end of 2021. Uncertainty remains regarding a replacement rate or rates for LIBOR. The transition process may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	2020	2019
Distributions Paid From
Ordinary income	$3,055,525	$3,625,137
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

23

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$271,028,659
Gross tax appreciation of investments	$4,344,163
Gross tax depreciation of investments	(283,567)
Net tax appreciation (depreciation) of investments	$4,060,596
Other book-to-tax adjustments	$(295,498)
Undistributed ordinary income	$14,752
Accumulated short-term capital losses	$(30,916)
Accumulated long-term capital losses	$(2,332,146)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

10. Recently Issued Accounting Standards

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2017-08, “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (ASU 2017-08). ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The adoption of ASU 2017-08 did not materially impact the financial statements.

24

Financial Highlights

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2020	$9.48	0.14	0.28	0.42	(0.15)	$9.75	4.48%	0.55%	1.47%	206%	$213,672
2019	$9.45	0.17	0.04	0.21	(0.18)	$9.48	2.25%	0.55%	1.81%	128%	$159,683
2018	$9.58	0.10	(0.12)	(0.02)	(0.11)	$9.45	(0.17)%	0.55%	1.05%	101%	$169,819
2017	$9.66	0.05	(0.06)	(0.01)	(0.07)	$9.58	(0.14)%	0.55%	0.54%	99%	$197,882
2016	$9.67	0.04	—(3)	0.04	(0.05)	$9.66	0.44%	0.55%	0.39%	99%	$229,689
I Class
2020	$9.48	0.14	0.29	0.43	(0.16)	$9.75	4.59%	0.45%	1.57%	206%	$23,045
2019	$9.45	0.18	0.04	0.22	(0.19)	$9.48	2.35%	0.45%	1.91%	128%	$3,347
2018(4)	$9.58	0.12	(0.13)	(0.01)	(0.12)	$9.45	(0.11)%	0.45%(5)	1.26%(5)	101%(6)	$2,691
A Class
2020	$9.48	0.11	0.30	0.41	(0.13)	$9.76	4.33%	0.80%	1.22%	206%	$8,987
2019	$9.45	0.14	0.05	0.19	(0.16)	$9.48	1.99%	0.80%	1.56%	128%	$5,293
2018	$9.59	0.08	(0.13)	(0.05)	(0.09)	$9.45	(0.53)%	0.80%	0.80%	101%	$8,897
2017	$9.66	0.03	(0.06)	(0.03)	(0.04)	$9.59	(0.29)%	0.80%	0.29%	99%	$10,849
2016	$9.67	0.01	0.01	0.02	(0.03)	$9.66	0.19%	0.80%	0.14%	99%	$15,114

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2020	$9.29	0.05	0.27	0.32	(0.04)	$9.57	3.46%	1.55%	0.47%	206%	$2,991
2019	$9.18	0.09	0.02	0.11	—(3)	$9.29	1.20%	1.55%	0.81%	128%	$2,679
2018	$9.29	—(3)	(0.11)	(0.11)	—	$9.18	(1.18)%	1.55%	0.05%	101%	$585
2017	$9.39	(0.04)	(0.06)	(0.10)	—	$9.29	(1.06)%	1.55%	(0.46)%	99%	$726
2016	$9.45	(0.06)	—(3)	(0.06)	—	$9.39	(0.63)%	1.55%	(0.61)%	99%	$971
R Class
2020	$9.44	0.07	0.31	0.38	(0.10)	$9.72	4.09%	1.05%	0.97%	206%	$1,995
2019	$9.41	0.13	0.03	0.16	(0.13)	$9.44	1.74%	1.05%	1.31%	128%	$301
2018	$9.55	0.04	(0.11)	(0.07)	(0.07)	$9.41	(0.78)%	1.05%	0.55%	101%	$178
2017	$9.62	0.01	(0.07)	(0.06)	(0.01)	$9.55	(0.62)%	1.05%	0.04%	99%	$1,048
2016	$9.63	(0.01)	—(3)	(0.01)	—	$9.62	(0.10)%	1.05%	(0.11)%	99%	$380
R5 Class
2020	$9.48	0.16	0.28	0.44	(0.17)	$9.75	4.69%	0.35%	1.67%	206%	$25,528
2019	$9.45	0.19	0.04	0.23	(0.20)	$9.48	2.45%	0.35%	2.01%	128%	$23,847
2018	$9.59	0.12	(0.13)	(0.01)	(0.13)	$9.45	(0.08)%	0.35%	1.25%	101%	$19,730
2017	$9.66	0.07	(0.05)	0.02	(0.09)	$9.59	0.16%	0.35%	0.74%	99%	$22,105
2016	$9.67	0.06	–(3)	0.06	(0.07)	$9.66	0.64%	0.35%	0.59%	99%	$42,177

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	April 10, 2017 (commencement of sale) through March 31, 2018.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended March 31, 2018.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Century Government Income Trust and Shareholders of Short-Term Government Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short-Term Government Fund (one of the funds constituting American Century Government Income Trust, referred to hereafter as the “Fund”) as of March 31, 2020, the related statement of operations for the year ended March 31, 2020, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended March 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Kansas City, Missouri
May 18, 2020

We have served as the auditor of one or more investment companies in American Century Investments since 1997.

Management

Board of Trustees

The individuals listed below serve as trustees of the funds. Each trustee will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for trustees who are not “interested persons,” as that term is defined in the Investment Company Act (independent trustees). Independent trustees shall retire on December 31 of the year in which they reach their 75th birthday; provided, however, that on or after January 1, 2022, independent trustees shall retire on December 31 of the year in which they reach their 76th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other trustees (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The trustees serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the trustees. The mailing address for each trustee other than Mr. Thomas is 1665 Charleston Road, Mountain View, California 94043. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Tanya S. Beder (1955)	Trustee	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	40	CYS Investments, Inc.; Kirby Corporation; Nabors Industries Ltd.
Jeremy I. Bulow (1954)	Trustee	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	40	None
Anne Casscells (1958)	Trustee	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	40	None
Ronald J. Gilson (1946)	Trustee and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus, Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	57	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Frederick L. A. Grauer (1946)	Trustee	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	40	None
Jonathan D. Levin (1972)	Trustee	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	40	None
Peter F. Pervere (1947)	Trustee	Since 2007	Retired	40	None
John B. Shoven (1947)	Trustee	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	40	Cadence Design Systems; Exponent; Financial Engines
Interested Trustee
Jonathan S. Thomas (1963)	Trustee	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	120	None
The Statement of Additional Information has additional information about the fund's trustees and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (1994 to present); Vice President, ACC (2005 to present); General Counsel, ACC (2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program (the “program”). The Fund’s Board of Trustees (the "Board") has designated American Century Investment Management, Inc. (“ACIM”) as the administrator of the program. Personnel of ACIM or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by those members of the ACIM’s Investment Oversight Committee who are members of the ACIM’s Investment Management and Global Analytics departments.

Under the program, ACIM manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. ACIM’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by ACIM regarding the operation and effectiveness of the program for the period December 1, 2018 through December 31, 2019. No significant liquidity events impacting the Fund were noted in the report. In addition, ACIM provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.

*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-345-2021 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Notes

Notes

Notes

Notes

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Government Income Trust

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2020 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-92278 2005

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	Tanya S. Beder, Anne Casscells, Peter F. Pervere and Ronald J. Gilson are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2019:    $140,297
FY 2020:    $139,573

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2019:$0 FY 2020:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019:$0 FY 2020:$0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2019:    $0
FY 2020:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019:    $0
FY 2020:    $0

(d)All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2019:$0 FY 2020:$0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2019:$0 FY 2020:$0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2019:    $131,797
FY 2020:    $186,900

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Government Income Trust

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	May 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	May 28, 2020

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	May 28, 2020